UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2015

Domestic Equity Insights Funds
Large Cap Growth Insights
Large Cap Value Insights
Small Cap Equity Insights
Small Cap Growth Insights
Small Cap Value Insights
U.S. Equity Insights

Goldman Sachs Domestic Equity Insights Funds

■	LARGE CAP GROWTH INSIGHTS

■	LARGE CAP VALUE INSIGHTS

■	SMALL CAP EQUITY INSIGHTS

■	SMALL CAP GROWTH INSIGHTS

■	SMALL CAP VALUE INSIGHTS

■	U.S. EQUITY INSIGHTS

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	3

Investment Process	4

Portfolio Management Discussion and Performance Summaries	6

Schedules of Investments	36

Financial Statements	58

Financial Highlights	66

Notes to Financial Statements	78

Other Information	99

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Large Cap Growth Insights Fund invests primarily in a broadly diversified portfolio of equity investments in large-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative” and “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs Large Cap Value Insights Fund invests primarily in a diversified portfolio of equity investments in large-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative” and “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs Small Cap Equity Insights Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs Small Cap Growth Insights Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers that are traded in the U.S. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative” and “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

The Goldman Sachs Small Cap Value Insights Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers that are traded in the U.S. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative” and “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs U.S. Equity Insights Fund invests primarily in a diversified portfolio of equity investments in U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/ or general economic conditions. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

MARKET REVIEW

Goldman Sachs Domestic Equity Insights Funds

Market Review

U.S. equities generated positive returns during the six months ended April 30, 2015 (the “Reporting Period”).

Economic data generally improved during the Reporting Period, with a notable drop in U.S. unemployment to 5.5%. As a result, U.S. equity markets began to focus on the potential timing of the first interest rate increase by the Federal Reserve (the “Fed”) since 2006. Meanwhile, oil prices dropped sharply. The price of West Texas Intermediate (“WTI”) crude oil declined, falling from a high of $107 per barrel during June 2014 to a low of $43 per barrel in March 2015, before rebounding to almost $60 per barrel by the end of the Reporting Period. Low oil prices forced U.S. producers to cut supply, which, in turn, drove down the earnings of many energy and energy-related companies. That said, market participants appeared to view the combination of lower energy prices, higher employment numbers and an improving housing market as beneficial for consumers. Consumer confidence and spending slowly improved during the Reporting Period, and the stocks of many consumer-oriented companies rose in anticipation of a further increase in consumption.

For the Reporting Period overall, the S&P 500® Index returned 4.40%, with eight of 10 sectors generating positive returns. The consumer discretionary (+11.50%) and health care (+7.17%) sectors performed best. The consumer discretionary sector was the largest positive contributor (measured by weight times total return) to S&P 500® Index returns. In terms of market capitalization, small-cap stocks outperformed large-cap stocks, especially in the health care sector. The Russell 2000® Index, which measures the small-cap universe, returned 4.65% during the Reporting Period. In the style arena, growth stocks outperformed value stocks overall. The Russell 1000® Growth Index, representing large-cap growth stocks, rose 6.54%, while the Russell 1000® Value Index, representing large-cap value stocks, was up 2.89% during the Reporting Period.

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks should outpace more expensive stocks. In addition, we expected stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

What Differentiates Goldman Sachs’

Domestic Equity Insights Funds Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), Equity Insights combines traditional fundamental analysis with sophisticated quantitative modeling. Our approach is not unlike that of a more traditional active manager: we look at fundamental investment themes that have been effective historically in forecasting excess returns of stocks. However, where we differ from traditional managers is that we seek to rigorously test every potential research theme or signal to verify whether they have shown consistent predictive ability across a wide variety of stocks in different time periods and under different market conditions.

■	Comprehensive — We calculate expected excess returns for more than 10,000 stocks on a daily basis.

■	Rigorous — We evaluate stocks based on fundamental investment criteria that have outperformed historically.

■	Objective — Our stock selection process is free from the emotion that may lead to biased investment decisions.

■	Our computer optimization process allocates risk to our high conviction investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■	We use a unique, proprietary risk model that is designed to be more precise, more focused and faster to respond because it seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that seeks to:

■	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■	Offer broad access to a clearly defined equity universe.

■	Generate excess returns that are positive, consistent and repeatable.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model during the Six-Month Period Ended April 30, 2015

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the six-month period ended April 30, 2015.

We implemented an enhancement to our Valuation theme to evaluate energy companies’ reserves. Energy reserves are not capitalized on the balance sheet, so we believe reserve-based valuation metrics provide a more accurate picture of the intrinsic value of an energy company. In addition, we implemented an enhancement to our Sentiment theme through which we analyze short selling of stocks in order to gain a more comprehensive understanding of investor views about potential future price declines. We analyze more than 9,000 stocks on a daily basis to identify companies with large, “fresh” short positions that may indicate negative return expectations. We also implemented an enhancement to our Momentum theme, evaluating price pressures created through consistent trade imbalances between buyers and sellers. In certain instances, traders may push prices as they engage in end-of-day hedging, inventory management and index trading. Such activities, when persistent, can create buying and selling opportunities as stock prices revert to long-term views.

PORTFOLIO RESULTS

Goldman Sachs Large Cap Growth Insights Fund

Investment Objective

The Fund seeks long-term growth of capital, with dividend income as a secondary consideration.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Growth Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 5.63%, 5.24%, 5.86%, 5.62%, 5.75% and 5.54%, respectively. These returns compare to the 6.54% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index during the Reporting Period primarily because of stock selection based on one of our quantitative model’s investment themes. On the positive side, stock selection based on four of our other five investment themes added to relative performance.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes contributed positively to the Fund’s relative returns — Sentiment, Momentum, Profitability and Management. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Profitability theme assesses whether a company is earning more than its cost of capital, while the Management theme assesses the characteristics, policies and strategic decisions of company management.

Valuation detracted from relative performance. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

The Quality theme, which seeks to assess both firm and management quality, had a rather neutral impact on relative returns during the Reporting Period.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection overall hurt the Fund’s relative performance. Our stock choices in the health care, information technology and materials sectors detracted from relative results. Investments in the energy, industrials and financials sectors contributed positively.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hampered by its underweight positions in Amazon and Boeing as well as by an overweight in GameStop. We adopted the underweight in online retailer Amazon because of our negative views on Valuation and Quality, while the underweight in aircraft manufacturer Boeing was the result of our negative views on Quality and Profitability. The Fund was overweight video game retailer GameStop due to our positive views on Momentum and Valuation.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in petroleum refiner Tesoro; biotechnology company Biogen; and home improvement retailer Lowe’s Companies. Our positive views on Sentiment and Valuation resulted in the Fund’s overweight in Tesoro. The overweight in Biogen was due to our positive views on Sentiment and Profitability. Our positive views on Sentiment and Quality led us to overweight Lowe’s Companies.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the energy, health care and telecommunication services sectors relative to the Index. Compared to the Index, the Fund was underweight the industrials, consumer discretionary, materials, financials, information technology and consumer staples sectors. The Fund was relatively neutral compared to the Index in the utilities sector at the end of the Reporting Period.

FUND BASICS

Large Cap Growth Insights Fund

as of April 30, 2015

PERFORMANCE REVIEW
November 1, 2014–April 30, 2015	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	5.63%	6.54%
Class C	5.24	6.54
Institutional	5.86	6.54
Service	5.62	6.54
Class IR	5.75	6.54
Class R	5.54	6.54

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	11.41%	14.74%	7.06%	8.53%	5/1/97
Class C	15.98	15.20	6.84	4.07	8/15/97
Institutional	18.34	16.52	8.10	9.13	5/1/97
Service	17.74	15.94	7.58	8.72	5/1/97
Class IR	18.11	16.35	N/A	7.67	11/30/07
Class R	17.57	15.77	N/A	7.15	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.20%
Class C	1.71	1.95
Institutional	0.56	0.80
Service	1.06	1.30
Class IR	0.71	0.97
Class R	1.21	1.45

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/15[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	7.5%	Computers & Peripherals
Verizon Communications, Inc.	2.9	Diversified Telecommunication Services
Gilead Sciences, Inc.	2.2	Biotechnology
PepsiCo., Inc.	2.2	Beverages
Microsoft Corp.	2.2	Software
Google, Inc. Class C	2.2	Internet Software & Services
Comcast Corp. Class A	2.2	Media
Oracle Corp.	1.9	Software
Amgen, Inc.	1.8	Biotechnology
3M Co.	1.8	Industrial Conglomerates

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.5% of the Fund’s net assets as of April 30, 2015. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Insights Fund

Investment Objective

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Value Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 2.20%, 1.90%, 2.40%, 2.20%, 2.40% and 2.10%, respectively. These returns compare to the 2.89% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index during the Reporting Period primarily because of stock selection based on one of our quantitative model’s investment themes. On the positive side, stock selection based on three of our other five investment themes added to relative performance.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our six investment themes contributed positively to relative performance. Sentiment and Momentum were the strongest performing themes. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Profitability also added to relative returns, albeit to a lesser extent. The Profitability theme assesses whether a company is earning more than its cost of capital.

Valuation detracted from relative results. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

The impact of our Management and Quality themes on relative performance was rather neutral during the Reporting Period. The Management theme assesses the characteristics, policies and strategic decisions of company management. The Quality theme seeks to assess both firm and management quality.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets.

PORTFOLIO RESULTS

Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection overall dampened the Fund’s relative performance. Stock choices in the consumer discretionary, health care and telecommunication services sectors detracted from results. Investments in two sectors — energy and financials — contributed positively.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hurt during the Reporting Period by overweight positions in Wal-Mart Stores, which operates discount department and warehouse stores; Xerox, a document management company; and GameStop, a video game retailer. We chose to overweight Wal-Mart Stores because of our positive views on Sentiment and Valuation. The Fund was overweight Xerox and GameStop because of our positive views on Sentiment, Valuation and Quality.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in Biogen, a biotechnology company; Lowe’s Companies, a home improvement retailer; and Cameron International, a provider of flow equipment products, systems and services to the oil, gas and process industries. Our positive views on Valuation, Quality and Momentum led us to overweight Biogen. We adopted the overweights in Lowe’s Companies and Cameron International because of our positive views on Sentiment and Quality.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the information technology, health care, consumer staples, energy, telecommunication services and consumer discretionary sectors relative to the Index. Compared to the Index, the Fund was underweight the utilities, industrials, financials and materials sectors at the end of the Reporting Period.

FUND BASICS

Large Cap Value Insights Fund

as of April 30, 2015

PERFORMANCE REVIEW
November 1, 2014–April 30, 2015	Fund Total Return (based on NAV)[1]	Russell 1000® Value Index[2]
Class A	2.20%	2.89%
Class C	1.90	2.89
Institutional	2.40	2.89
Service	2.20	2.89
Class IR	2.40	2.89
Class R	2.10	2.89

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Value Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	3.52%	12.71%	5.51%	5.14%	12/31/98
Class C	7.78	13.16	5.32	4.72	12/31/98
Institutional	10.02	14.48	6.54	5.92	12/31/98
Service	9.43	13.89	6.00	5.40	12/31/98
Class IR	9.77	14.30	N/A	5.37	11/30/07
Class R	9.23	13.73	N/A	4.86	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.14%
Class C	1.71	1.89
Institutional	0.56	0.74
Service	1.06	1.24
Class IR	0.71	0.88
Class R	1.21	1.39

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/15[5]
Holding	% of Net Assets	Line of Business
Exxon Mobil Corp.	4.0%	Oil, Gas & Consumable Fuels
JPMorgan Chase & Co.	3.4	Commercial Banks
Johnson & Johnson	3.2	Pharmaceuticals
Pfizer, Inc.	3.1	Pharmaceuticals
Bank of America Corp.	2.7	Commercial Banks
Berkshire Hathaway, Inc. Class B	2.4	Diversified Financial Services
General Electric Co.	2.2	Industrial Conglomerates
Wal-Mart Stores, Inc.	2.1	Food & Staples Retailing
CVS Health Corp.	2.0	Food & Staples Retailing
Bristol-Myers Squibb Co.	1.7	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.7% of the Fund’s net assets as of April 30, 2015. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Small Cap Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Equity Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 6.74%, 6.37%, 6.98%, 6.67%, 6.93% and 6.67%, respectively. These returns compare to the 4.65% cumulative total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index during the Reporting Period because of stock selection based on our quantitative model and four of its six investment themes.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes added to the Fund’s relative returns — Sentiment, Profitability, Momentum and Quality. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Profitability theme assesses whether a company is earning more than its cost of capital. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Quality theme seeks to assess both firm and management quality.

Valuation and Management detracted from relative performance. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may

PORTFOLIO RESULTS

lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection overall added to the Fund’s relative performance. Stock selection in the information technology, industrials and financials sectors contributed most positively. Stock picks in the consumer discretionary, consumer staples and utilities sectors dampened relative returns the most.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in Dyax, NPS Pharmaceuticals and JetBlue Airways. We assumed the overweight in biopharmaceutical company Dyax because of our positive views on Sentiment and Profitability. The overweight in drug maker NPS Pharmaceuticals was the result of our positive views on Momentum and Valuation. The Fund was overweight JetBlue Airways based on our positive views on Quality and Sentiment.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hurt by overweight positions in Genomic Health, a molecular diagnostics company; Infinity Pharmaceuticals, a biopharmaceutical maker; and Schnitzer Steel Industries, a metals recycling company. We chose to overweight Genomic Health and Schnitzer Steel Industries due to our positive views on Quality and Valuation. The overweight in Infinity Pharmaceuticals was the result of our positive views on Sentiment and Momentum.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer discretionary, health care and energy sectors relative to the Index. Compared to the Index, the Fund was underweight the utilities, consumer staples and industrials sectors. The Fund was relatively neutral compared to the Index in financials, information technology, materials and telecommunication services at the end of the Reporting Period.

FUND BASICS

Small Cap Equity Insights Fund

as of April 30, 2015

PERFORMANCE REVIEW
November 1, 2014–April 30, 2015	Fund Total Return (based on NAV)[1]	Russell 2000® Index[2]
Class A	6.74%	4.65%
Class C	6.37	4.65
Institutional	6.98	4.65
Service	6.67	4.65
Class IR	6.93	4.65
Class R	6.67	4.65

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	6.83%	13.58%	6.15%	6.66%	8/15/97
Class C	11.21	14.02	5.96	6.22	8/15/97
Institutional	13.50	15.33	7.17	7.42	8/15/97
Service	12.95	14.74	6.63	6.90	8/15/97
Class IR	13.30	15.14	N/A	8.81	11/30/07
Class R	12.78	14.58	N/A	8.30	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.27%	1.51%
Class C	2.02	2.26
Institutional	0.87	1.11
Service	1.37	1.60
Class IR	1.02	1.24
Class R	1.52	1.76

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/15[5]
Holding	% of Net Assets	Line of Business
Isis Pharmaceuticals, Inc.	0.9%	Biotechnology
SS&C Technologies Holdings, Inc.	0.9	Software
LogMeIn, Inc.	0.9	Internet Software & Services
Aruba Networks, Inc.	0.8	Communications Equipment
Jack in the Box, Inc.	0.8	Hotels, Restaurants & Leisure
Marriott Vacations Worldwide Corp.	0.8	Hotels, Restaurants & Leisure
AVG Technologies NV	0.8	Software
Green Plains, Inc.	0.8	Oil, Gas & Consumable Fuels
Cooper Tire & Rubber Co.	0.8	Auto Components
Dyax Corp.	0.8	Biotechnology

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 3.9% of the Fund’s net assets as of April 30, 2015. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Small Cap Growth Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Growth Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 7.85%, 7.47%, 8.09%, 7.97% and 7.72%, respectively. These returns compare to the 7.25% cumulative total return of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index during the Reporting Period because of stock selection based on our quantitative model and two of its six investment themes.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our six investment themes added to relative returns. Our strongest performing theme was Sentiment. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. Our Profitability theme also contributed positively. The Profitability theme assesses whether a company is earning more than its cost of capital.

Detracting from the Fund’s relative performance were Valuation, Management and Quality. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Management theme assesses the characteristics, policies and strategic decisions of company management. The Quality theme seeks to assess both firm and management quality.

Our Momentum theme had a rather neutral impact on relative performance during the Reporting Period. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile

PORTFOLIO RESULTS

similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, stock selection overall enhanced the Fund’s relative results, with investments in the industrials, health care and information technology sectors adding to returns. Stock picks in the consumer discretionary, energy and consumer staples sectors detracted from relative performance.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in Dyax, JetBlue Airways and Impax Laboratories. We adopted the overweight in biopharmaceutical company Dyax because of our positive views on Sentiment and Profitability. The Fund was overweight JetBlue Airways based on our positive views on Quality and Sentiment. Our positive views on Valuation and Sentiment led us to overweight pharmaceutical company Impax Laboratories.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hurt by an underweight position in Bluebird Bio, a clinical stage biotechnology company. Overweight positions in restaurant chain El Pollo Loco and U.K.-based grocery and general merchandise retailer Tesco also hampered relative results. We assumed the underweight in Bluebird Bio because of our negative views on Momentum and Quality. The Fund was overweight El Pollo Loco based on our positive views on Momentum and Profitability, while the overweight in Tesco was the result of our positive views on Quality.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the financials and energy sectors relative to the Index. Compared to the Index, the Fund was underweight the consumer staples, information technology, utilities and industrials sectors. The Fund was relatively neutral relative to the Index in the health care, consumer discretionary, materials and telecommunication services sectors at the end of the Reporting Period.

FUND BASICS

Small Cap Growth Insights Fund

as of April 30, 2015

PERFORMANCE REVIEW
November 1, 2014–April 30, 2015	Fund Total Return (based on NAV)[1]	Russell 2000® Growth Index[2]
Class A	7.85%	7.25%
Class C	7.47	7.25
Institutional	8.09	7.25
Class IR	7.97	7.25
Class R	7.72	7.25

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Growth Index measures the performance of the small-cap growth stocks of the U.S. equity universe. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/15	One Year	Five Years	Since Inception	Inception Date
Class A	7.75%	15.82%	7.10%	6/25/07
Class C	12.08	16.24	7.08	6/25/07
Institutional	14.45	17.58	8.32	6/25/07
Class IR	14.29	17.42	10.05	11/30/07
Class R	13.71	16.82	9.49	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.28%	1.87%
Class C	2.03	2.62
Institutional	0.88	1.48
Class IR	1.03	1.63
Class R	1.52	2.10

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/15[5]
Holding	% of Net Assets	Line of Business
Isis Pharmaceuticals, Inc.	1.2%	Biotechnology
SS&C Technologies Holdings, Inc.	0.9	Software
Vail Resorts, Inc.	0.9	Hotels, Restaurants & Leisure
Manhattan Associates, Inc.	0.9	Software
Graphic Packaging Holding Co.	0.9	Containers & Packaging
Dyax Corp.	0.8	Biotechnology
Jack in the Box, Inc.	0.8	Hotels, Restaurants & Leisure
Aruba Networks, Inc.	0.8	Communications Equipment
PAREXEL International Corp.	0.8	Life Sciences Tools & Services
PolyOne Corp.	0.8	Chemicals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 4.7% of the Fund’s net assets as of April 30, 2015. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Value Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 3.68%, 3.31%, 3.89%, 3.79% and 3.54%, respectively. These returns compare to the 2.05% cumulative total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index during the Reporting Period because of stock selection based on our quantitative model and two of its six investment themes.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our six investment themes contributed positively to relative returns — Sentiment and Profitability. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Profitability theme assesses whether a company is earning more than its cost of capital.

The Fund’s performance was hampered by our Valuation and Management themes. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Our Quality and Momentum themes had a rather neutral impact on relative performance during the Reporting Period. The Quality theme seeks to assess both firm and management quality. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile

PORTFOLIO RESULTS

similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, our security selection overall added to relative performance. Stock choices in the industrials, information technology and energy sectors enhanced relative returns. Holdings in the financials, utilities and consumer discretionary sectors detracted from relative results.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in JetBlue Airways, Aruba Networks and Helen of Troy. We chose to overweight JetBlue Airways because of our positive views on Quality and Sentiment. The overweight in Aruba Networks, which sells enterprise networking equipment, was based on our positive views on Quality and Momentum. The Fund’s overweight in haircare appliance maker Helen of Troy was the result of our positive views on Sentiment and Valuation.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hurt during the Reporting Period by its underweight in Office Depot, an office supplies retailer. Overweight positions in Tesco and Infinity Pharmaceuticals also detracted from relative performance. We adopted the underweight in Office Depot because of our negative views on Sentiment and Momentum. The Fund’s overweight in Tesco, a U.K.-based grocery and general merchandise retailer, was the result of our positive views on Quality. We assumed the overweight in biopharmaceutical maker Infinity Pharmaceuticals due to our positive views on Sentiment and Momentum.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the information technology, consumer discretionary and health care sectors relative to the Index. Compared to the Index, the Fund was underweight the utilities, industrials, financials and consumer staples sectors. The Fund was relatively neutral compared to the Index in the materials, telecommunication services and energy sectors at the end of the Reporting Period.

FUND BASICS

Small Cap Value Insights Fund

as of April 30, 2015

PERFORMANCE REVIEW
November 1, 2014–April 30, 2015	Fund Total Return (based on NAV)[1]	Russell 2000® Value Index[2]
Class A	3.68%	2.05%
Class C	3.31	2.05
Institutional	3.89	2.05
Class IR	3.79	2.05
Class R	3.54	2.05

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/15	One Year	Five Years	Since Inception	Inception Date
Class A	3.16%	11.78%	4.22%	6/25/07
Class C	7.30	12.20	4.18	6/25/07
Institutional	9.60	13.51	5.43	6/25/07
Class IR	9.44	13.33	7.90	11/30/07
Class R	8.87	12.77	7.41	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.28%	1.60%
Class C	2.02	2.35
Institutional	0.88	1.21
Class IR	1.03	1.36
Class R	1.53	1.85

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/15[5]
Holding	% of Net Assets	Line of Business
Sunstone Hotel Investors, Inc.	0.9%	Real Estate Investment Trusts
Prosperity Bancshares, Inc.	0.9	Commercial Banks
Marriott Vacations Worldwide Corp.	0.9	Hotels, Restaurants & Leisure
Cleco Corp.	0.9	Electric Utilities
Cooper Tire & Rubber Co.	0.8	Auto Components
Symetra Financial Corp.	0.8	Insurance
First Industrial Realty Trust, Inc.	0.8	Real Estate Investment Trusts
EMCOR Group, Inc.	0.8	Construction & Engineering
DiamondRock Hospitality Co.	0.8	Real Estate Investment Trusts
New Jersey Resources Corp.	0.8	Gas Utilities

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 3.7% of the Fund’s net assets as of April 30, 2015. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs U.S. Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 4.16%, 3.77%, 4.37%, 4.10%, 4.27% and 4.01%, respectively. These returns compare to the 4.40% cumulative total return of the Fund’s benchmark, the S&P 500® Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, stock selection drove our quantitative model and two of its six investment themes contributed positively to relative returns, but the Fund underperformed the Index after fees and expenses.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our six investment themes added to relative returns — Sentiment and Momentum. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

Valuation detracted from relative results. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Our Quality, Management and Profitability themes had a rather neutral impact on relative performance during the Reporting Period. The Quality theme seeks to assess both firm and management quality. The Management theme assesses the characteristics, policies and strategic decisions of company management. The Profitability theme assesses whether a company is earning more than its cost of capital, while

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, our stock selection overall added to relative performance. Holdings in the energy, consumer discretionary and industrial sectors contributed positively. Investments in the health care, materials and consumer staples sectors detracted from relative returns.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in Lowe’s Companies, a home improvement retailer; Cameron International, a provider of flow equipment products, systems and services to the oil, gas and process industries; and Aetna, a managed health care company. All three overweights were the result of our positive views on Sentiment.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hampered by its underweight position in online retailer Amazon. Overweight positions in document management company Xerox and biopharmaceutical company AbbVie also dampened relative returns. We chose to underweight Amazon because of our negative views on Valuation. The Fund was overweight Xerox and AbbVie as a result of our positive views on Sentiment and Quality.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the energy, health care, information technology and telecommunication services sectors relative to the Index. Compared to the Index, the Fund was underweight the utilities, materials, financials, consumer discretionary and industrials sectors. The Fund was relatively neutral compared to the Index in consumer staples at the end of the Reporting Period.

FUND BASICS

U.S. Equity Insights Fund

as of April 30, 2015

PERFORMANCE REVIEW
November 1, 2014–April 30, 2015	Fund Total Return (based on NAV)[1]	S&P 500® Index[2]
Class A	4.16%	4.40%
Class C	3.77	4.40
Institutional	4.37	4.40
Service	4.10	4.40
Class IR	4.27	4.40
Class R	4.01	4.40

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500® Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	7.40%	13.69%	6.52%	8.35%	5/24/91
Class C	11.76	14.13	6.33	5.17	8/15/97
Institutional	14.08	15.44	7.55	8.80	6/15/95
Service	13.51	14.87	7.02	7.29	6/07/96
Class IR	13.92	15.27	N/A	6.69	11/30/07
Class R	13.34	14.70	N/A	6.17	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.97%	1.21%
Class C	1.72	1.96
Institutional	0.57	0.81
Service	1.07	1.31
Class IR	0.72	0.96
Class R	1.22	1.46

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/15[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	4.9%	Computers & Peripherals
Microsoft Corp.	3.3	Software
Exxon Mobil Corp.	2.7	Oil, Gas & Consumable Fuels
Johnson & Johnson	2.5	Pharmaceuticals
JPMorgan Chase & Co.	2.3	Commercial Banks
Verizon Communications, Inc.	2.2	Diversified Telecommunication Services
Pfizer, Inc.	1.9	Pharmaceuticals
PepsiCo., Inc.	1.8	Beverages
General Electric Co.	1.7	Industrial Conglomerates
Wal-Mart Stores, Inc.	1.7	Food & Staples Retailing

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of April 30, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments

April 30, 2015 (Unaudited)

Shares	Description	Value

Common Stocks – 96.0%
Aerospace & Defense – 2.8%
20,260	General Dynamics Corp.	$2,782,103
41,567	Northrop Grumman Corp.	6,402,981
73,380	The Boeing Co.	10,518,289

		19,703,373

Airlines – 2.2%
71,855	Alaska Air Group, Inc.	4,603,031
16,818	Delta Air Lines, Inc.	750,756
178,920	Southwest Airlines Co.	7,256,995
52,435	United Continental Holdings, Inc.*	3,132,467

		15,743,249

Auto Components – 1.8%
14,980	Delphi Automotive PLC	1,243,340
110,603	Johnson Controls, Inc.	5,572,179
56,298	Lear Corp.	6,250,767

		13,066,286

Automobiles – 0.8%
345,434	Ford Motor Co.	5,457,857

Beverages – 2.6%
164,359	PepsiCo., Inc.	15,633,828
77,872	The Coca-Cola Co.	3,158,488

		18,792,316

Biotechnology – 7.5%
50,615	Alkermes PLC*	2,802,553
82,533	Amgen, Inc.	13,032,786
19,081	Biogen, Inc.*	7,134,958
113,085	Celgene Corp.*	12,219,965
155,704	Gilead Sciences, Inc.*	15,649,809
32,503	Isis Pharmaceuticals, Inc.*	1,843,570
23,315	Seattle Genetics, Inc.*	800,637

		53,484,278

Building Products – 0.3%
6,122	Armstrong World Industries, Inc.*	335,118
39,043	Owens Corning, Inc.	1,509,403

		1,844,521

Capital Markets – 0.3%
63,317	The Charles Schwab Corp.	1,931,169

Chemicals – 1.0%
100,550	E.I. du Pont de Nemours and Co.	7,360,260

Commercial Banks – 0.6%
229,822	Bank of America Corp.	3,661,065
29,762	Zions Bancorp	843,306

		4,504,371

Commercial Services & Supplies – 0.3%
27,539	Cintas Corp.	2,201,743

Communications Equipment – 0.7%
62,393	Cisco Systems, Inc.	1,798,790
24,863	F5 Networks, Inc.*	3,033,783

Common Stocks – (continued)
Communications Equipment – (continued)
3,646	QUALCOMM, Inc.	247,928

		5,080,501

Computers & Peripherals – 10.3%
427,203	Apple, Inc.	53,464,455
276,091	EMC Corp.	7,429,609
216,819	Hewlett-Packard Co.	7,148,522
113,264	NetApp, Inc.	4,105,820
8,328	Western Digital Corp.	813,979

		72,962,385

Consumer Finance – 1.8%
47,995	Ally Financial, Inc.*	1,050,611
61,013	American Express Co.	4,725,457
85,125	Capital One Financial Corp.	6,882,356

		12,658,424

Diversified Telecommunication Services – 3.6%
136,933	CenturyLink, Inc.	4,924,111
407,091	Verizon Communications, Inc.(a)	20,533,670

		25,457,781

Electronic Equipment, Instruments & Components – 1.1%
338,946	Corning, Inc.	7,094,140
54,032	Flextronics International Ltd.*	622,719

		7,716,859

Energy Equipment & Services – 3.0%
140,174	Cameron International Corp.*	7,684,339
139,693	FMC Technologies, Inc.*	6,160,461
49,817	Oceaneering International, Inc.	2,745,415
21,311	Oil States International, Inc.*	1,014,190
28,080	Schlumberger Ltd.	2,656,649
44,336	Superior Energy Services, Inc.	1,130,568

		21,391,622

Food & Staples Retailing – 3.7%
80,596	CVS Health Corp.	8,002,377
133,894	The Kroger Co.	9,226,636
100,600	Wal-Mart Stores, Inc.	7,851,830
11,680	Walgreens Boots Alliance, Inc.	968,622

		26,049,465

Food Products – 1.4%
100,870	ConAgra Foods, Inc.	3,646,451
101,315	Kellogg Co.	6,416,279

		10,062,730

Health Care Equipment & Supplies – 0.8%
77,738	Baxter International, Inc.	5,343,710

Health Care Providers & Services – 3.0%
20,971	Aetna, Inc.	2,241,171
74,178	AmerisourceBergen Corp.	8,478,545
77,797	Cardinal Health, Inc.	6,561,399
38,014	UnitedHealth Group, Inc.	4,234,760

		21,515,875

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Hotels, Restaurants & Leisure – 1.0%
5,096	Brinker International, Inc.	$282,166
149,461	Carnival Corp.	6,571,800
2,398	Wyndham Worldwide Corp.	204,789

		7,058,755

Household Durables – 2.0%
154,040	Garmin Ltd.(b)	6,961,067
39,674	Mohawk Industries, Inc.*	6,883,439
11,533	Toll Brothers, Inc.*	409,883

		14,254,389

Household Products – 0.6%
57,564	Colgate-Palmolive Co.	3,872,906
2,650	Kimberly-Clark Corp.	290,678

		4,163,584

Industrial Conglomerates – 2.9%
81,305	3M Co.	12,715,289
95,188	Danaher Corp.	7,793,993

		20,509,282

Insurance – 0.3%
11,826	Lincoln National Corp.	668,051
16,084	Reinsurance Group of America, Inc.	1,473,616

		2,141,667

Internet & Catalog Retail* – 1.0%
7,684	Amazon.com, Inc.	3,240,957
125,392	Liberty Interactive Corp. Class A	3,606,274

		6,847,231

Internet Software & Services* – 4.4%
53,684	Facebook, Inc. Class A	4,228,689
19,705	Google, Inc. Class A	10,813,513
28,759	Google, Inc. Class C	15,453,214
13,018	Rackspace Hosting, Inc.	701,670
6,448	VeriSign, Inc.	409,513

		31,606,599

IT Services – 2.0%
8,534	Accenture PLC Class A	790,675
8,258	Automatic Data Processing, Inc.	698,131
17,354	Fidelity National Information Services, Inc.	1,084,451
9,396	Fiserv, Inc.*	729,130
18,478	International Business Machines Corp.	3,165,097
20,496	Visa, Inc. Class A	1,353,761
545,088	Xerox Corp.	6,268,512

		14,089,757

Media – 4.6%
16,631	Cinemark Holdings, Inc.	708,980
266,315	Comcast Corp. Class A	15,382,354
27,640	DIRECTV*	2,507,086
82,808	The Walt Disney Co.	9,002,886
17,157	Time Warner Cable, Inc.	2,668,257

Common Stocks – (continued)
Media – (continued)
33,416	Viacom, Inc. Class B	2,320,741

		32,590,304

Metals & Mining – 1.3%
132,706	Alcoa, Inc.	1,780,915
147,162	Nucor Corp.	7,190,335
12,679	Steel Dynamics, Inc.	280,586

		9,251,836

Multiline Retail – 0.5%
1,679	Dillard’s, Inc. Class A	220,940
4,436	Kohl’s Corp.	317,839
22,654	Macy’s, Inc.	1,464,128
17,046	Target Corp.	1,343,736

		3,346,643

Oil, Gas & Consumable Fuels – 4.6%
178,572	HollyFrontier Corp.	6,925,022
65,332	Marathon Petroleum Corp.	6,439,775
67,101	PBF Energy, Inc. Class A	1,904,326
88,198	Phillips 66	6,994,983
28,102	QEP Resources, Inc.	632,295
33,479	Tesoro Corp.	2,873,503
128,544	Valero Energy Corp.	7,314,154

		33,084,058

Paper & Forest Products – 0.6%
81,966	International Paper Co.	4,403,214

Pharmaceuticals – 3.9%
147,517	Bristol-Myers Squibb Co.	9,401,258
98,935	Johnson & Johnson	9,814,352
37,380	Merck & Co., Inc.	2,226,353
188,162	Pfizer, Inc.	6,384,337

		27,826,300

Real Estate Investment Trusts – 1.2%
33,575	American Capital Agency Corp.	692,820
18,721	American Tower Corp.	1,769,696
52,605	Crown Castle International Corp.	4,394,096
28,343	Lamar Advertising Co. Class A	1,642,760

		8,499,372

Semiconductors & Semiconductor Equipment – 1.6%
138,352	Intel Corp.	4,503,358
36,169	NXP Semiconductors NV*	3,476,564
68,407	Texas Instruments, Inc.	3,708,343

		11,688,265

Software – 7.1%
102,081	Adobe Systems, Inc.*(a)	7,764,281
56,693	Citrix Systems, Inc.*	3,807,502
30,340	Electronic Arts, Inc.*	1,762,451
320,968	Microsoft Corp.	15,611,883
95,004	Nuance Communications, Inc.*	1,456,411
315,042	Oracle Corp.	13,742,132

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Software – (continued)
88,334	salesforce.com, Inc.*	$6,432,482

		50,577,142

Specialty Retail – 3.6%
28,761	L Brands, Inc.	2,570,083
108,861	Lowe’s Cos., Inc.	7,496,168
114,757	The Gap, Inc.	4,548,968
23,757	The Home Depot, Inc.	2,541,524
134,196	The TJX Cos., Inc.	8,661,010

		25,817,753

Textiles, Apparel & Luxury Goods – 1.6%
35,114	NIKE, Inc. Class B	3,470,668
112,127	VF Corp.	8,121,358

		11,592,026

Tobacco – 1.6%
231,263	Altria Group, Inc.	11,574,713

TOTAL COMMON STOCKS
(Cost $663,191,043)		$683,251,665

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(c) – 3.5%
Repurchase Agreement – 3.5%
Joint Repurchase Agreement Account II
$25,200,000	0.127%	05/01/15
(Cost $25,200,000)			$25,200,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $688,391,043)			$708,451,665

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 0.5%
Goldman Sachs Financial Square Money Market Fund – FST Shares
3,175,950	0.111%
(Cost $3,175,950)		$3,175,950

TOTAL INVESTMENTS – 100.0%
(Cost $691,566,993)		$711,627,615

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%		(249,566)

NET ASSETS – 100.0%		$711,378,049

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	All or a portion of security is on loan.
(c)	Joint repurchase agreement was entered into on April 30, 2015. Additional information appears on page 57.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2015.
(e)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	113	June 2015	$11,745,785	$(30,426)

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments

April 30, 2015 (Unaudited)

Shares	Description	Value

Common Stocks – 97.8%
Aerospace & Defense – 2.6%
28,279	General Dynamics Corp.	$3,883,272
38,279	Northrop Grumman Corp.	5,896,497
16,031	The Boeing Co.	2,297,884

		12,077,653

Airlines – 0.2%
10,684	Alaska Air Group, Inc.	684,417

Auto Components – 0.2%
14,255	Johnson Controls, Inc.	718,167
1,853	Lear Corp.	205,738

		923,905

Automobiles – 0.6%
183,603	Ford Motor Co.	2,900,927

Beverages – 1.0%
48,868	PepsiCo., Inc.	4,648,324

Biotechnology – 2.0%
18,236	Amgen, Inc.	2,879,647
40,638	Celgene Corp.*	4,391,342
15,743	Gilead Sciences, Inc.*	1,582,329
8,023	Isis Pharmaceuticals, Inc.*	455,065

		9,308,383

Capital Markets – 2.0%
4,864	Affiliated Managers Group, Inc.*	1,099,896
33,394	Ameriprise Financial, Inc.	4,183,601
130,532	The Charles Schwab Corp.	3,981,226

		9,264,723

Commercial Banks – 9.7%
778,583	Bank of America Corp.	12,402,827
48,918	Citigroup, Inc.	2,608,308
247,166	JPMorgan Chase & Co.	15,635,721
55,346	PacWest Bancorp	2,496,105
23,538	Regions Financial Corp.	231,378
131,872	Wells Fargo & Co.	7,266,147
155,984	Zions Bancorp	4,419,807

		45,060,293

Commercial Services & Supplies – 0.3%
13,928	Cintas Corp.	1,113,544

Communications Equipment – 1.5%
234,085	Cisco Systems, Inc.	6,748,671

Computers & Peripherals – 3.6%
260,105	EMC Corp.	6,999,426
230,388	Hewlett-Packard Co.	7,595,892
31,580	NetApp, Inc.	1,144,775
9,095	Western Digital Corp.	888,945

		16,629,038

Consumer Finance – 3.0%
120,600	Ally Financial, Inc.*	2,639,934
60,433	American Express Co.	4,680,536

Common Stocks – (continued)
Consumer Finance – (continued)
83,174	Capital One Financial Corp.	6,724,618

		14,045,088

Diversified Financial Services – 2.9%
78,314	Berkshire Hathaway, Inc. Class B*	11,058,720
43,009	The NASDAQ OMX Group, Inc.	2,091,528

		13,150,248

Diversified Telecommunication Services – 3.0%
102,402	AT&T, Inc.(a)	3,547,205
156,980	CenturyLink, Inc.	5,645,001
93,532	Verizon Communications, Inc.	4,717,754

		13,909,960

Electric Utilities – 2.5%
103,331	American Electric Power Co., Inc.	5,876,434
39,724	Edison International	2,420,781
22,144	Entergy Corp.	1,709,074
27,786	Pinnacle West Capital Corp.	1,700,503

		11,706,792

Electronic Equipment, Instruments & Components – 1.1%
249,148	Corning, Inc.	5,214,668

Energy Equipment & Services – 2.2%
87,602	Cameron International Corp.*	4,802,341
68,490	FMC Technologies, Inc.*	3,020,409
26,873	Oceaneering International, Inc.	1,480,971
10,230	Oil States International, Inc.*	486,846
19,404	Superior Energy Services, Inc.	494,802

		10,285,369

Food & Staples Retailing – 5.1%
91,537	CVS Health Corp.	9,088,709
65,175	The Kroger Co.	4,491,209
125,388	Wal-Mart Stores, Inc.	9,786,533

		23,366,451

Food Products – 1.1%
5,101	Archer-Daniels-Midland Co.	249,337
73,746	Kellogg Co.	4,670,334

		4,919,671

Health Care Equipment & Supplies – 0.5%
27,557	Abbott Laboratories	1,279,196
9,711	Baxter International, Inc.	667,534
5,423	Medtronic PLC	403,742

		2,350,472

Health Care Providers & Services – 3.7%
11,958	Aetna, Inc.(a)	1,277,952
38,100	AmerisourceBergen Corp.	4,354,830
5,399	Anthem, Inc.	814,871
66,317	Cardinal Health, Inc.	5,593,176
47,283	UnitedHealth Group, Inc.	5,267,326

		17,308,155

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Hotels, Restaurants & Leisure – 1.1%
116,267	Carnival Corp.	$5,112,260

Household Durables – 2.4%
8,287	D.R. Horton, Inc.	210,490
106,430	Garmin Ltd.(b)	4,809,572
29,239	Mohawk Industries, Inc.*	5,072,966
31,310	Toll Brothers, Inc.*	1,112,757

		11,205,785

Household Products – 1.3%
14,205	Kimberly-Clark Corp.	1,558,147
57,767	The Procter & Gamble Co.	4,593,054

		6,151,201

Independent Power Producers & Energy Traders – 0.4%
113,617	AES Corp.	1,505,425
12,879	Calpine Corp.*	280,891

		1,786,316

Industrial Conglomerates – 4.5%
28,406	3M Co.	4,442,414
76,466	Danaher Corp.	6,261,036
377,475	General Electric Co.	10,222,023

		20,925,473

Insurance – 3.2%
73,065	Allied World Assurance Co. Holdings AG	3,005,894
63,890	Aspen Insurance Holdings Ltd.	2,985,580
30,505	Assured Guaranty Ltd.	792,825
5,866	Lincoln National Corp.	331,370
21,167	Reinsurance Group of America, Inc.	1,939,321
57,791	The Travelers Cos., Inc.	5,843,248

		14,898,238

IT Services – 1.1%
421,003	Xerox Corp.	4,841,535

Media – 0.6%
37,659	Comcast Corp. Class A	2,175,184
8,018	Viacom, Inc. Class B	556,850

		2,732,034

Metals & Mining – 1.3%
102,522	Alcoa, Inc.	1,375,845
11,100	Newmont Mining Corp.	294,039
90,592	Nucor Corp.	4,426,325

		6,096,209

Multi-Utilities – 0.2%
47,920	CenterPoint Energy, Inc.	1,004,882

Multiline Retail – 0.5%
16,365	Kohl’s Corp.	1,172,552
14,668	Target Corp.	1,156,279

		2,328,831

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 10.3%
65,743	Chevron Corp.	7,301,418
20,460	ConocoPhillips	1,389,643
214,479	Exxon Mobil Corp.	18,739,030
103,289	HollyFrontier Corp.	4,005,547
48,785	Marathon Petroleum Corp.	4,808,737
8,691	PBF Energy, Inc. Class A	246,651
67,560	Phillips 66	5,358,184
98,301	Valero Energy Corp.	5,593,327

		47,442,537

Paper & Forest Products – 0.6%
51,575	International Paper Co.	2,770,609

Pharmaceuticals – 9.6%
121,183	Bristol-Myers Squibb Co.	7,722,993
150,327	Johnson & Johnson	14,912,438
126,884	Merck & Co., Inc.	7,557,211
425,095	Pfizer, Inc.	14,423,473

		44,616,115

Real Estate Investment Trusts – 5.7%
43,318	American Capital Agency Corp.	893,867
1,713	American Tower Corp.	161,930
19,120	CBL & Associates Properties, Inc.	344,351
28,449	Crown Castle International Corp.	2,376,345
70,715	Equity Lifestyle Properties, Inc.	3,735,166
19,466	Equity Residential	1,437,759
6,476	Gaming and Leisure Properties, Inc.	231,193
145,167	Hospitality Properties Trust	4,366,623
7,563	Iron Mountain, Inc.	260,848
46,301	Lamar Advertising Co. Class A	2,683,606
85,765	Outfront Media, Inc.	2,463,171
8,628	Post Properties, Inc.	493,263
135,913	Weingarten Realty Investors	4,452,510
173,938	WP GLIMCHER, Inc.	2,609,070

		26,509,702

Semiconductors & Semiconductor Equipment – 1.1%
157,584	Intel Corp.	5,129,359

Software – 3.4%
61,534	Adobe Systems, Inc.*	4,680,276
15,980	Citrix Systems, Inc.*	1,073,217
111,488	Microsoft Corp.	5,422,776
108,473	Oracle Corp.	4,731,592

		15,907,861

Specialty Retail – 1.2%
70,419	The Gap, Inc.	2,791,409
45,406	The TJX Cos., Inc.	2,930,503

		5,721,912

Textiles, Apparel & Luxury Goods – 0.5%
32,613	VF Corp.	2,362,160

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Tobacco – 0.0%
2,983	Altria Group, Inc.	$149,299

TOTAL COMMON STOCKS
(Cost $456,288,790)		$453,309,070

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(c) – 2.1%
Repurchase Agreement – 2.1%
Joint Repurchase Agreement Account II
$9,800,000	0.127%	05/01/15
(Cost $9,800,000)			$9,800,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $466,088,790)			$463,109,070

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 0.7%
Goldman Sachs Financial Square Money Market Fund – FST Shares
2,957,400	0.111%
(Cost $2,957,400)		$2,957,400

TOTAL INVESTMENTS – 100.6%
(Cost $469,046,190)		$466,066,470

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%		(2,563,640)

NET ASSETS – 100.0%		$463,502,830

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	All or a portion of security is on loan.
(c)	Joint repurchase agreement was entered into on April 30, 2015. Additional information appears on page 57.
(d)	Variable rate security. Interest rate disclosed is that which is in effect on April 30, 2015.
(e)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	32	June 2015	$3,326,240	$20,046

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

April 30, 2015 (Unaudited)

Shares	Description	Value

Common Stocks – 97.8%
Aerospace & Defense – 1.5%
1,092	Cubic Corp.	$54,142
16,322	Curtiss-Wright Corp.	1,192,485
4,345	Engility Holdings, Inc.	121,095
2,468	Esterline Technologies Corp.*	274,664
12,857	Moog, Inc. Class A*	898,447

		2,540,833

Airlines – 0.5%
5,580	Allegiant Travel Co.	857,981

Auto Components – 1.6%
30,372	Cooper Tire & Rubber Co.	1,290,506
40,267	Modine Manufacturing Co.*	494,882
22,285	Stoneridge, Inc.*	268,311
28,492	Tower International, Inc.*	736,803

		2,790,502

Biotechnology – 7.8%
29,245	Acorda Therapeutics, Inc.*	879,397
21,980	Aegerion Pharmaceuticals, Inc.*(a)	511,255
83,922	Array BioPharma, Inc.*(a)	524,512
53,738	Dyax Corp.*	1,284,875
40,201	Emergent Biosolutions, Inc.*	1,193,568
1,832	Enanta Pharmaceuticals, Inc.*(a)	62,728
33,894	Genomic Health, Inc.*(a)	917,510
19,477	Halozyme Therapeutics, Inc.*	289,623
20,705	Hyperion Therapeutics, Inc.*	951,602
69,611	Infinity Pharmaceuticals, Inc.*	881,971
69,907	Ironwood Pharmaceuticals, Inc.*	954,930
26,794	Isis Pharmaceuticals, Inc.*(a)	1,519,756
10,904	Ligand Pharmaceuticals, Inc. Class B*(a)	846,586
1,093	NewLink Genetics Corp.*	48,748
12,820	Ophthotech Corp.*	580,490
34,694	PDL BioPharma, Inc.(a)	231,409
7,108	Prothena Corp. PLC*	230,370
3,361	PTC Therapeutics, Inc.*	197,459
38,431	Repligen Corp.*	1,134,099

		13,240,888

Building Products – 1.1%
14,875	American Woodmark Corp.*	754,162
1,276	Apogee Enterprises, Inc.	67,143
2,472	Simpson Manufacturing Co., Inc.	81,032
18,586	Universal Forest Products, Inc.	1,028,178

		1,930,515

Capital Markets – 1.9%
20,764	Arlington Asset Investment Corp. Class A(a)	450,164
14,323	Evercore Partners, Inc. Class A	690,942
11,701	GAMCO Investors, Inc. Class A	904,604
22,990	Investment Technology Group, Inc.*	654,985
10,865	Piper Jaffray Cos., Inc.*	548,139

		3,248,834

Chemicals – 2.4%
27,686	A. Schulman, Inc.	1,175,271

Common Stocks – (continued)
Chemicals – (continued)
23,273	FutureFuel Corp.	252,977
19,658	Innophos Holdings, Inc.	1,038,729
27,229	Intrepid Potash, Inc.*	341,179
20,840	OM Group, Inc.	626,034
11,190	PolyOne Corp.	436,969
2,152	Sensient Technologies Corp.	140,655

		4,011,814

Commercial Banks – 4.1%
21,572	1st Source Corp.	671,321
33,494	Central Pacific Financial Corp.	767,013
79,112	CVB Financial Corp.	1,238,103
14,083	First Bancorp, Inc.	234,904
40,848	First Interstate BancSystem, Inc.	1,105,347
6,334	Great Southern Bancorp, Inc.	249,686
69,283	OFG Bancorp	976,197
37,965	Old National Bancorp	518,602
8,265	PrivateBancorp, Inc.	306,384
14,157	Prosperity Bancshares, Inc.	755,134
5,928	Wilshire Bancorp, Inc.	62,540

		6,885,231

Commercial Services & Supplies – 1.4%
8,788	G&K Services, Inc. Class A	620,433
62,756	Kimball International, Inc. Class B	635,090
2,555	Multi-Color Corp.	160,403
41,196	Quad Graphics, Inc.	887,362

		2,303,288

Communications Equipment* – 2.3%
57,666	Aruba Networks, Inc.	1,419,160
21,970	Calix, Inc.	162,358
107,160	Harmonic, Inc.	751,192
9,896	NETGEAR, Inc.	299,552
95,092	Polycom, Inc.	1,240,951

		3,873,213

Computers & Peripherals* – 0.1%
3,492	Electronics for Imaging, Inc.	145,721

Construction & Engineering – 1.0%
30,835	Aegion Corp.*	567,981
25,367	EMCOR Group, Inc.	1,132,129

		1,700,110

Consumer Finance – 1.8%
45,771	Cash America International, Inc.	1,186,384
3,124	Enova International, Inc.*	57,825
81,038	EZCORP, Inc. Class A*	745,550
12,636	World Acceptance Corp.*(a)	1,069,258

		3,059,017

Containers & Packaging – 0.7%
84,724	Graphic Packaging Holding Co.	1,194,608

Diversified Consumer Services* – 1.3%
23,209	Bridgepoint Education, Inc.	203,543

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Diversified Consumer Services* – (continued)
56,127	K12, Inc.	$907,574
59,737	Regis Corp.	986,855
3,677	Strayer Education, Inc.	186,497

		2,284,469

Diversified Telecommunication Services* – 0.2%
70,252	Vonage Holdings Corp.	325,267

Electric Utilities – 0.3%
8,587	Cleco Corp.	466,703

Electrical Equipment – 0.5%
18,359	GrafTech International Ltd.*	88,857
34,160	LSI Industries, Inc.	306,074
6,877	Polypore International, Inc.*	402,717

		797,648

Electronic Equipment, Instruments & Components – 3.2%
48,688	Benchmark Electronics, Inc.*	1,145,629
10,176	II-VI, Inc.*	181,031
16,659	Insight Enterprises, Inc.*	476,780
47,067	Kimball Electronics, Inc.*	601,987
26,591	Methode Electronics, Inc.	1,129,054
13,918	OSI Systems, Inc.*	935,429
42,262	Sanmina Corp.*	859,186
7,557	TTM Technologies, Inc.*	70,658

		5,399,754

Energy Equipment & Services – 1.4%
46,543	Forum Energy Technologies, Inc.*	1,082,590
37,982	ION Geophysical Corp.*	86,599
131,846	Key Energy Services, Inc.*	321,704
85,965	Pioneer Energy Services Corp.*	640,439
19,904	Tesco Corp.	255,966

		2,387,298

Food Products – 0.5%
8,947	Lancaster Colony Corp.	802,188

Gas Utilities – 0.5%
27,101	New Jersey Resources Corp.	826,852

Health Care Equipment & Supplies – 4.8%
1,277	ABIOMED, Inc.*	80,732
6,660	Anika Therapeutics, Inc.*	227,239
2,697	Atrion Corp.	876,121
22,787	Cantel Medical Corp.	1,020,630
2,297	Cyberonics, Inc.*	139,910
23,625	Greatbatch, Inc.*	1,273,860
13,786	ICU Medical, Inc.*	1,163,125
12,635	Invacare Corp.	253,584
6,199	Masimo Corp.*	209,278
11,975	Meridian Bioscience, Inc.	212,197
29,590	Natus Medical, Inc.*	1,115,839
26,186	NuVasive, Inc.*	1,171,300
9,804	Orthofix International NV*	316,767
1,969	Thoratec Corp.*	78,977

		8,139,559

Common Stocks – (continued)
Health Care Providers & Services* – 1.9%
30,523	Genesis Healthcare, Inc.	210,914
16,591	Magellan Health, Inc.	1,050,210
16,073	Molina Healthcare, Inc.	952,004
10,365	Triple-S Management Corp. Class B	194,033
10,493	WellCare Health Plans, Inc.	812,473

		3,219,634

Hotels, Restaurants & Leisure – 6.8%
21,917	BJ’s Restaurants, Inc.*	1,025,716
22,923	Bloomin’ Brands, Inc.	519,435
4,471	Bob Evans Farms, Inc.	192,342
18,936	Boyd Gaming Corp.*	249,955
8,678	Cracker Barrel Old Country Store, Inc.	1,149,661
34,288	Denny’s Corp.*	356,938
6,702	DineEquity, Inc.	646,274
15,722	Jack in the Box, Inc.	1,364,198
16,314	Marriott Vacations Worldwide Corp.	1,341,174
20,768	Papa John’s International, Inc.	1,274,532
2,040	Red Robin Gourmet Burgers, Inc.*	153,184
39,141	Sonic Corp.	1,121,390
29,731	Texas Roadhouse, Inc.	998,962
11,921	Vail Resorts, Inc.	1,182,682

		11,576,443

Household Durables – 2.4%
15,004	Cavco Industries, Inc.*	983,812
36,104	Ethan Allen Interiors, Inc.	874,439
10,436	Helen of Troy Ltd.*	914,298
2,464	Installed Building Products, Inc.*	51,276
4,454	La-Z-Boy, Inc.	116,739
6,881	MDC Holdings, Inc.	184,686
17,437	Universal Electronics, Inc.*	940,552

		4,065,802

Insurance – 3.0%
33,911	American Equity Investment Life Holding Co.	913,901
21,065	AmTrust Financial Services, Inc.(a)	1,252,736
24,086	Argo Group International Holdings Ltd.	1,179,973
8,989	Maiden Holdings Ltd.	130,610
11,206	Selective Insurance Group, Inc.	301,890
51,429	Symetra Financial Corp.	1,221,439

		5,000,549

Internet Software & Services – 2.3%
30,439	Constant Contact, Inc.*	1,060,799
22,348	LogMeIn, Inc.*	1,434,295
33,034	Marchex, Inc. Class B	140,394
47,879	Web.com Group, Inc.*	879,537
7,805	WebMD Health Corp.*	344,591

		3,859,616

IT Services – 1.2%
4,866	CSG Systems International, Inc.	141,698
33,470	ManTech International Corp. Class A	978,328
37,450	Sykes Enterprises, Inc.*	937,374

		2,057,400

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Leisure Equipment & Products – 0.3%
8,726	Brunswick Corp.	$436,649
13,919	Callaway Golf Co.	134,736

		571,385

Life Sciences Tools & Services* – 0.7%
20,039	PAREXEL International Corp.	1,273,979

Machinery – 2.1%
4,636	Altra Industrial Motion Corp.	122,251
26,978	Barnes Group, Inc.	1,081,818
9,051	Blount International, Inc.*	120,016
12,161	Hillenbrand, Inc.	357,412
9,223	Hyster-Yale Materials Handling, Inc.	676,415
8,671	Kadant, Inc.	441,874
17,149	Miller Industries, Inc.	383,795
1,606	Mueller Industries, Inc.	56,274
2,821	TriMas Corp.*	79,468
11,452	Wabash National Corp.*	160,557

		3,479,880

Media – 0.3%
13,855	Entercom Communications Corp. Class A*	164,597
44,613	Harte-Hanks, Inc.	302,922
1,848	Scholastic Corp.	75,103

		542,622

Metals & Mining – 1.2%
6,137	Century Aluminum Co.*	79,106
31,167	Materion Corp.	1,246,368
40,802	Schnitzer Steel Industries, Inc. Class A	710,771

		2,036,245

Oil, Gas & Consumable Fuels – 4.0%
73,374	Alon USA Energy, Inc.	1,180,588
8,757	Bill Barrett Corp.*	101,581
35,307	Comstock Resources, Inc.(a)	189,599
7,578	Contango Oil & Gas Co.*	189,980
34,733	Delek US Holdings, Inc.	1,282,342
39,892	Dorian LPG Ltd.*	528,968
41,562	Green Plains, Inc.	1,294,241
11,724	REX American Resources Corp.*	741,191
28,085	Western Refining, Inc.	1,237,144

		6,745,634

Paper & Forest Products – 0.2%
11,811	PH Glatfelter Co.	292,913

Pharmaceuticals – 1.5%
14,415	Catalent, Inc.*	414,720
18,441	Impax Laboratories, Inc.*	834,640
3,627	Pacira Pharmaceuticals, Inc.*	248,377
2,007	Phibro Animal Health Corp. Class A	63,742
1,729	Prestige Brands Holdings, Inc.*	67,863
36,480	Sagent Pharmaceuticals, Inc.*	850,349

		2,479,691

Common Stocks – (continued)
Professional Services – 2.1%
4,414	Barrett Business Services, Inc.	196,291
19,021	CDI Corp.	259,446
19,550	Insperity, Inc.	941,528
39,620	Korn/Ferry International	1,249,219
5,817	Navigant Consulting, Inc.*	84,114
54,733	RPX Corp.*	851,645

		3,582,243

Real Estate Investment Trusts – 12.2%
28,480	American Assets Trust, Inc.	1,133,504
207,926	Anworth Mortgage Asset Corp.(b)	1,056,264
25,732	Coresite Realty Corp.	1,237,195
73,060	Cousins Properties, Inc.	711,604
42,807	CubeSmart	987,558
38,440	CyrusOne, Inc.	1,248,531
84,160	DiamondRock Hospitality Co.	1,141,210
29,173	DuPont Fabros Technology, Inc.	908,739
58,459	Empire State Realty Trust, Inc. Class A	1,052,262
23,830	FelCor Lodging Trust, Inc.	264,751
59,437	First Industrial Realty Trust, Inc.	1,172,692
34,534	Hudson Pacific Properties, Inc.	1,041,545
46,900	Invesco Mortgage Capital, Inc.	722,260
30,373	Parkway Properties, Inc.	494,169
41,071	Pennsylvania Real Estate Investment Trust	928,615
14,655	PS Business Parks, Inc.	1,118,909
3,744	Ramco-Gershenson Properties Trust	65,445
9,681	RLJ Lodging Trust	287,235
25,880	Rouse Properties, Inc.	452,124
12,047	Sovran Self Storage, Inc.	1,052,185
95,104	Strategic Hotels & Resorts, Inc.*	1,112,717
81,086	Sunstone Hotel Investors, Inc.	1,263,320
27,999	The Geo Group, Inc.	1,091,961

		20,544,795

Real Estate Management & Development* – 0.1%
2,426	Marcus & Millichap, Inc.	85,832

Road & Rail – 0.5%
24,269	ArcBest Corp.	866,403

Semiconductors & Semiconductor Equipment* – 3.9%
20,952	Cabot Microelectronics Corp.	991,030
42,999	Diodes, Inc.	1,148,933
61,420	Integrated Device Technology, Inc.	1,117,230
24,213	Microsemi Corp.	807,746
44,806	OmniVision Technologies, Inc.	1,249,863
23,233	Silicon Laboratories, Inc.	1,200,449

		6,515,251

Software – 5.0%
25,335	Advent Software, Inc.	1,099,792
55,048	AVG Technologies NV*	1,316,748
2,127	BroadSoft, Inc.*	67,298
2,229	Manhattan Associates, Inc.*	117,156
29,241	Monotype Imaging Holdings, Inc.	947,701
29,552	NetScout Systems, Inc.*(a)	1,214,587

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Software – (continued)
49,046	Pegasystems, Inc.	$1,056,451
39,614	Progress Software Corp.*	1,045,810
3,392	Qlik Technologies, Inc.*	118,008
24,908	SS&C Technologies Holdings, Inc.	1,498,715

		8,482,266

Specialty Retail – 3.9%
42,032	American Eagle Outfitters, Inc.	668,729
10,497	ANN, Inc.*	397,416
24,150	Brown Shoe Co., Inc.	717,255
6,003	Genesco, Inc.*	405,743
40,873	Haverty Furniture Cos., Inc.	877,135
20,632	hhgregg, Inc.*(a)	118,015
40,261	Select Comfort Corp.*	1,240,844
9,981	Stage Stores, Inc.	192,733
25,936	The Cato Corp. Class A	1,020,322
2,595	Vitamin Shoppe, Inc.*	108,679
27,038	Zumiez, Inc.*	857,375

		6,604,246

Textiles, Apparel & Luxury Goods* – 0.1%
2,496	Unifi, Inc.	88,084

Thrifts & Mortgage Finance – 0.7%
91,729	Brookline Bancorp, Inc.	987,921
14,113	Oritani Financial Corp.	210,284

		1,198,205

Trading Companies & Distributors – 0.2%
2,859	Watsco, Inc.	343,909

Water Utilities – 0.1%
4,157	California Water Service Group	99,228

Wireless Telecommunication Services – 0.2%
22,931	Spok Holdings, Inc.	431,676

TOTAL COMMON STOCKS
(Cost $155,864,864)		$165,256,224

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(c) – 2.6%
Repurchase Agreement – 2.6%
Joint Repurchase Agreement Account II
$4,300,000	0.127%	05/01/15
(Cost $4,300,000)			$4,300,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $160,164,864)			$169,556,224

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 3.9%
Goldman Sachs Financial Square Money Market Fund – FST Shares
6,628,723	0.111%
(Cost $6,628,723)		$6,628,723

TOTAL INVESTMENTS – 104.3%
(Cost $166,793,587)		$176,184,947

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.3)%		(7,227,859)

NET ASSETS – 100.0%		$168,957,088

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.
(c)	Joint repurchase agreement was entered into on April 30, 2015. Additional information appears on page 57.
(d)	Variable rate security. Interest rate disclosed is that which is in effect on April 30, 2015.
(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	22	June 2015	$2,676,080	$(88,824)

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments

April 30, 2015 (Unaudited)

Shares	Description	Value

Common Stocks – 95.2%
Aerospace & Defense – 1.0%
7,836	Curtiss-Wright Corp.	$572,498
5,291	Moog, Inc. Class A*	369,735

		942,233

Airlines – 0.6%
4,056	Allegiant Travel Co.	623,651

Auto Components – 0.6%
12,046	Cooper Tire & Rubber Co.	511,835
5,284	Stoneridge, Inc.*	63,619

		575,454

Biotechnology – 12.5%
10,358	Achillion Pharmaceuticals, Inc.*	90,633
19,120	Acorda Therapeutics, Inc.*(a)	574,938
3,416	Aegerion Pharmaceuticals, Inc.*	79,456
1,513	Alder Biopharmaceuticals, Inc.*	38,582
15,807	Arena Pharmaceuticals, Inc.*	68,919
79,914	Array BioPharma, Inc.*(b)	499,463
33,740	Dyax Corp.*	806,723
16,814	Emergent Biosolutions, Inc.*	499,208
5,584	Enanta Pharmaceuticals, Inc.*(b)	191,196
1,524	Five Prime Therapeutics, Inc.*	30,572
1,959	Foundation Medicine, Inc.*(b)	89,154
18,273	Genomic Health, Inc.*	494,650
40,552	Halozyme Therapeutics, Inc.*(b)	603,008
11,520	Hyperion Therapeutics, Inc.*	529,459
39,453	Infinity Pharmaceuticals, Inc.*	499,870
13,574	Intrexon Corp.*	527,078
45,273	Ironwood Pharmaceuticals, Inc.*	618,429
20,179	Isis Pharmaceuticals, Inc.*(a)	1,144,553
9,535	Ligand Pharmaceuticals, Inc. Class B*(b)	740,297
10,723	MiMedx Group, Inc.*(b)	100,796
11,372	NewLink Genetics Corp.*	507,191
11,156	Ophthotech Corp.*	505,144
14,291	Orexigen Therapeutics, Inc.*(b)	93,892
85,878	PDL BioPharma, Inc.(b)	572,806
14,102	Prothena Corp. PLC*	457,046
7,991	PTC Therapeutics, Inc.*	469,471
1,583	Puma Biotechnology, Inc.*	285,858
16,453	Raptor Pharmaceutical Corp.*	166,504
20,255	Repligen Corp.*	597,725
12,178	Sangamo Biosciences, Inc.*	150,642
7,998	ZIOPHARM Oncology, Inc.*(b)	70,462

		12,103,725

Building Products – 1.4%
7,048	American Woodmark Corp.*	357,334
1,173	Apogee Enterprises, Inc.	61,723
13,980	Continental Building Products, Inc.*	307,700
4,516	Quanex Building Products Corp.	87,159
2,930	Simpson Manufacturing Co., Inc.	96,045
7,609	Universal Forest Products, Inc.	420,930

		1,330,891

Capital Markets – 1.0%
11,878	Evercore Partners, Inc. Class A	572,995

Common Stocks – (continued)
Capital Markets – (continued)
2,947	GAMCO Investors, Inc. Class A	$227,832
6,993	Investment Technology Group, Inc.*	199,231

		1,000,058

Chemicals – 1.7%
11,638	A. Schulman, Inc.	494,033
7,909	Innophos Holdings, Inc.	417,912
19,558	PolyOne Corp.	763,740

		1,675,685

Commercial Banks – 0.8%
11,035	First Interstate BancSystem, Inc.	298,607
26,796	OFG Bancorp	377,556
1,810	Prosperity Bancshares, Inc.	96,545

		772,708

Commercial Services & Supplies – 0.7%
4,319	Deluxe Corp.	279,655
4,026	Kimball International, Inc. Class B	40,743
778	Multi-Color Corp.	48,843
13,113	Quad Graphics, Inc.	282,454

		651,695

Communications Equipment* – 2.6%
32,549	Aruba Networks, Inc.	801,031
3,803	Calix, Inc.	28,104
25,089	Ciena Corp.	534,396
65,839	Harmonic, Inc.	461,532
2,894	NETGEAR, Inc.	87,601
45,147	Polycom, Inc.	589,168

		2,501,832

Computers & Peripherals* – 0.1%
2,114	Electronics for Imaging, Inc.	88,217

Construction & Engineering – 1.4%
26,810	Aegion Corp.*	493,840
10,680	EMCOR Group, Inc.	476,648
19,254	MasTec, Inc.*	345,417

		1,315,905

Consumer Finance – 1.2%
19,587	Cash America International, Inc.	507,695
7,385	World Acceptance Corp.*(b)	624,919

		1,132,614

Containers & Packaging – 0.8%
58,265	Graphic Packaging Holding Co.	821,537

Diversified Consumer Services – 1.1%
2,532	Capella Education Co.	136,804
3,718	K12, Inc.*	60,120
26,273	Regis Corp.*	434,030
7,988	Strayer Education, Inc.*	405,151

		1,036,105

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Diversified Telecommunication Services* – 0.1%
2,312	General Communication, Inc. Class A	$36,668
6,827	Vonage Holdings Corp.	31,609

		68,277

Electrical Equipment – 1.2%
1,282	AZZ, Inc.	59,472
14,723	General Cable Corp.	240,132
74,427	GrafTech International Ltd.*	360,227
7,866	Polypore International, Inc.*	460,633

		1,120,464

Electronic Equipment, Instruments & Components – 2.9%
19,580	Benchmark Electronics, Inc.*	460,718
746	Coherent, Inc.*	44,760
11,526	DTS, Inc.*	413,207
5,229	II-VI, Inc.*	93,024
3,019	Kimball Electronics, Inc.*	38,613
764	Littelfuse, Inc.	74,864
15,028	Methode Electronics, Inc.	638,089
3,204	Newport Corp.*	61,100
7,475	OSI Systems, Inc.*	502,395
925	Plexus Corp.*	39,821
8,834	Sanmina Corp.*	179,595
25,737	TTM Technologies, Inc.*	240,641

		2,786,827

Energy Equipment & Services – 1.4%
24,430	Forum Energy Technologies, Inc.*	568,242
70,024	Key Energy Services, Inc.*	170,859
4,491	Matrix Service Co.*	98,667
31,729	Pioneer Energy Services Corp.*	236,381
20,023	Tesco Corp.	257,496

		1,331,645

Food Products – 0.2%
2,598	Lancaster Colony Corp.	232,937

Health Care Equipment & Supplies – 5.4%
6,511	ABIOMED, Inc.*	411,625
12,702	Cantel Medical Corp.	568,923
3,424	Cyberonics, Inc.*	208,556
8,019	DexCom, Inc.*	541,844
7,122	Greatbatch, Inc.*	384,018
3,805	ICU Medical, Inc.*	321,028
1,964	Invacare Corp.	39,417
16,697	Masimo Corp.*	563,691
28,655	Meridian Bioscience, Inc.	507,767
15,382	Natus Medical, Inc.*	580,055
15,618	NuVasive, Inc.*	698,593
7,307	Thoratec Corp.*	293,084
2,853	Zeltiq Aesthetics, Inc.*	87,587

		5,206,188

Health Care Providers & Services – 2.1%
5,450	Genesis Healthcare, Inc.*	37,660
6,833	Magellan Health, Inc.*	432,529
9,766	Molina Healthcare, Inc.*	578,440

Common Stocks – (continued)
Health Care Providers & Services – (continued)
11,884	The Ensign Group, Inc.	500,435
6,182	WellCare Health Plans, Inc.*	478,672

		2,027,736

Health Care Technology(b) – 0.5%
8,886	Computer Programs and Systems, Inc.	465,004

Hotels, Restaurants & Leisure – 8.2%
10,630	BJ’s Restaurants, Inc.*	497,484
23,203	Bloomin’ Brands, Inc.	525,780
44,006	Boyd Gaming Corp.*	580,879
2,774	Buffalo Wild Wings, Inc.*	441,898
4,832	Cracker Barrel Old Country Store, Inc.	640,143
29,963	Denny’s Corp.*	311,915
4,302	DineEquity, Inc.	414,842
9,290	Jack in the Box, Inc.	806,093
6,215	Marriott Vacations Worldwide Corp.	510,935
11,029	Papa John’s International, Inc.	676,850
3,511	Pinnacle Entertainment, Inc.*	129,064
3,662	Red Robin Gourmet Burgers, Inc.*	274,980
20,379	Sonic Corp.	583,858
18,401	Texas Roadhouse, Inc.	618,274
8,578	Vail Resorts, Inc.	851,024

		7,864,019

Household Durables – 2.0%
5,615	Cavco Industries, Inc.*	368,176
17,047	Ethan Allen Interiors, Inc.	412,878
1,998	Helen of Troy Ltd.*	175,045
15,330	La-Z-Boy, Inc.	401,799
10,226	Universal Electronics, Inc.*	551,590

		1,909,488

Industrial Conglomerates – 0.1%
4,463	Raven Industries, Inc.	88,992

Insurance – 1.1%
10,392	AmTrust Financial Services, Inc.(b)	618,013
1,679	Argo Group International Holdings Ltd.	82,254
15,920	Symetra Financial Corp.	378,100

		1,078,367

Internet Software & Services – 3.3%
1,244	Cimpress NV*	104,421
15,731	Constant Contact, Inc.*	548,225
10,478	Envestnet, Inc.*	537,102
10,567	LogMeIn, Inc.*	678,190
6,450	NIC, Inc.	109,650
2,477	SPS Commerce, Inc.*	161,649
31,180	Web.com Group, Inc.*	572,777
9,957	WebMD Health Corp.*	439,602

		3,151,616

IT Services – 1.2%
7,483	CSG Systems International, Inc.	217,905
3,631	Forrester Research, Inc.	126,323
12,978	ManTech International Corp. Class A	379,347

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
IT Services – (continued)
8,633	Sykes Enterprises, Inc.*	$216,084
6,730	TeleTech Holdings, Inc.	174,576

		1,114,235

Leisure Equipment & Products – 0.3%
6,636	Brunswick Corp.	332,065

Life Sciences Tools & Services* – 1.1%
5,255	Cambrex Corp.	202,265
5,151	Luminex Corp.	79,943
12,104	PAREXEL International Corp.	769,512

		1,051,720

Machinery – 2.9%
3,865	Albany International Corp. Class A	151,508
10,261	Altra Industrial Motion Corp.	270,583
11,908	Barnes Group, Inc.	477,511
19,802	Blount International, Inc.*	262,574
11,338	Hillenbrand, Inc.	333,224
2,229	Hyster-Yale Materials Handling, Inc.	163,475
4,756	John Bean Technologies Corp.	183,534
2,343	Mueller Industries, Inc.	82,099
4,021	Tennant Co.	258,510
2,754	TriMas Corp.*	77,580
41,370	Wabash National Corp.*	580,007

		2,840,605

Media* – 0.1%
5,985	Entercom Communications Corp. Class A	71,102
1,871	Eros International PLC	33,098

		104,200

Metals & Mining – 0.8%
4,441	Century Aluminum Co.*	57,245
7,322	Globe Specialty Metals, Inc.	145,854
12,406	Materion Corp.	496,116
3,229	Schnitzer Steel Industries, Inc. Class A	56,249

		755,464

Oil, Gas & Consumable Fuels – 3.6%
36,391	Alon USA Energy, Inc.	585,531
22,801	Bill Barrett Corp.*	264,492
3,885	Contango Oil & Gas Co.*	97,397
17,604	Delek US Holdings, Inc.	649,940
20,937	Green Plains, Inc.	651,978
3,496	REX American Resources Corp.*	221,017
39,395	W&T Offshore, Inc.(b)	253,310
16,326	Western Refining, Inc.	719,160

		3,442,825

Paper & Forest Products – 0.3%
2,093	Neenah Paper, Inc.	126,564
6,687	PH Glatfelter Co.	165,837

		292,401

Personal Products* – 0.2%
2,094	USANA Health Sciences, Inc.	238,172

Common Stocks – (continued)
Pharmaceuticals – 3.4%
12,606	Catalent, Inc.*	362,675
13,735	Impax Laboratories, Inc.*	621,646
893	Lannett Co., Inc.*	51,347
6,232	Pacira Pharmaceuticals, Inc.*	426,767
4,378	Phibro Animal Health Corp. Class A	139,045
17,081	Prestige Brands Holdings, Inc.*	670,429
20,999	Sagent Pharmaceuticals, Inc.*	489,487
12,815	SciClone Pharmaceuticals, Inc.*	104,699
22,033	Sucampo Pharmaceuticals, Inc. Class A*	391,306

		3,257,401

Professional Services – 1.8%
4,327	CDI Corp.	59,020
2,914	Heidrick & Struggles International, Inc.	70,111
12,013	Insperity, Inc.	578,546
17,917	Korn/Ferry International	564,923
24,237	RPX Corp.*	377,128
4,653	TrueBlue, Inc.*	133,913

		1,783,641

Real Estate Investment Trusts – 5.8%
11,352	American Assets Trust, Inc.	451,809
62,513	Anworth Mortgage Asset Corp.	317,566
11,758	Coresite Realty Corp.	565,325
5,246	CyrusOne, Inc.	170,390
34,552	DiamondRock Hospitality Co.	468,525
10,403	DuPont Fabros Technology, Inc.	324,053
36,585	Empire State Realty Trust, Inc. Class A	658,530
19,743	First Industrial Realty Trust, Inc.	389,529
4,179	Hudson Pacific Properties, Inc.	126,039
5,794	PS Business Parks, Inc.	442,372
3,950	Sovran Self Storage, Inc.	344,993
46,944	Strategic Hotels & Resorts, Inc.*	549,245
23,677	Sunstone Hotel Investors, Inc.	368,888
11,138	The Geo Group, Inc.	434,382

		5,611,646

Real Estate Management & Development* – 0.1%
2,953	Marcus & Millichap, Inc.	104,477

Road & Rail – 0.4%
11,717	ArcBest Corp.	418,297

Semiconductors & Semiconductor Equipment – 5.6%
50,564	Amkor Technology, Inc.*	355,465
11,736	Cabot Microelectronics Corp.*	555,113
10,376	Cavium, Inc.*	672,261
20,179	Diodes, Inc.*	539,183
36,615	Integrated Device Technology, Inc.*	666,027
50,587	Lattice Semiconductor Corp.*	299,981
20,439	Microsemi Corp.*	681,845
6,843	Monolithic Power Systems, Inc.	354,673
17,938	OmniVision Technologies, Inc.*	500,380
2,553	Qorvo, Inc.*	168,268
12,442	Silicon Laboratories, Inc.*	642,878

		5,436,074

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Software – 6.9%
16,693	Advent Software, Inc.	$724,643
26,479	AVG Technologies NV*	633,378
2,521	Bottomline Technologies de, Inc.*	67,462
2,735	BroadSoft, Inc.*	86,535
14,198	EPIQ Systems, Inc.	254,286
3,552	Fleetmatics Group PLC*	161,900
9,658	Infoblox, Inc.*	227,543
16,122	Manhattan Associates, Inc.*	847,372
932	MicroStrategy, Inc. Class A*	169,736
15,171	Monotype Imaging Holdings, Inc.	491,692
14,999	NetScout Systems, Inc.*(b)	616,459
26,418	Pegasystems, Inc.	569,044
18,963	Progress Software Corp.*	500,623
3,309	QAD, Inc. Class A	80,673
14,899	SS&C Technologies Holdings, Inc.	896,473
2,889	Tyler Technologies, Inc.*	352,314

		6,680,133

Specialty Retail – 3.7%
13,244	ANN, Inc.*	501,418
7,927	Brown Shoe Co., Inc.	235,432
6,524	Genesco, Inc.*	440,957
1,932	Group 1 Automotive, Inc.	152,589
3,787	Lithia Motors, Inc. Class A	377,678
22,317	Select Comfort Corp.*	687,810
12,694	The Cato Corp. Class A	499,382
2,914	Vitamin Shoppe, Inc.*	122,038
16,410	Zumiez, Inc.*	520,361

		3,537,665

Textiles, Apparel & Luxury Goods* – 0.3%
2,822	Skechers U.S.A., Inc. Class A	253,754

Trading Companies & Distributors – 0.7%
5,433	Watsco, Inc.	653,536

Wireless Telecommunication Services – 0.0%
1,961	Spok Holdings, Inc.	36,916

TOTAL COMMON STOCKS
(Cost $83,651,631)		$91,849,097

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(c) – 5.3%
Repurchase Agreement – 5.3%
Joint Repurchase Agreement Account II
$5,100,000	0.127%	05/01/15
(Cost $5,100,000)			$5,100,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $88,751,631)			$96,949,097

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 4.7%
Goldman Sachs Financial Square Money Market Fund – FST Shares
4,509,825	0.111%
(Cost $4,509,825)		$4,509,825

TOTAL INVESTMENTS – 105.2%
(Cost $93,261,456)		$101,458,922

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.2)%		(5,047,979)

NET ASSETS – 100.0%		$96,410,943

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(b)	All or a portion of security is on loan.
(c)	Joint repurchase agreement was entered into on April 30, 2015. Additional information appears on page 57.
(d)	Variable rate security. Interest rate disclosed is that which is in effect on April 30, 2015.
(e)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	29	June 2015	$3,527,560	$(107,851)

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments

April 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 97.4%
Aerospace & Defense – 1.8%
2,118	Cubic Corp.	$105,010
15,363	Curtiss-Wright Corp.	1,122,421
8,277	Ducommun, Inc.*	251,621
1,772	Esterline Technologies Corp.*	197,206
11,555	Moog, Inc. Class A*	807,463

		2,483,721

Auto Components – 1.3%
27,974	Cooper Tire & Rubber Co.	1,188,615
32,950	Modine Manufacturing Co.*	404,956
10,765	Tower International, Inc.*	278,383

		1,871,954

Biotechnology* – 3.0%
8,472	Acorda Therapeutics, Inc.(a)	254,753
29,431	Array BioPharma, Inc.	183,944
11,067	Dyax Corp.	264,612
33,163	Emergent Biosolutions, Inc.	984,609
3,171	Genomic Health, Inc.	85,839
16,222	Hyperion Therapeutics, Inc.	745,563
48,412	Infinity Pharmaceuticals, Inc.	613,380
11,922	Isis Pharmaceuticals, Inc.	676,216
13,284	Repligen Corp.	392,011

		4,200,927

Building Products – 0.9%
2,805	American Woodmark Corp.*	142,213
11,413	Quanex Building Products Corp.	220,271
15,490	Universal Forest Products, Inc.	856,907

		1,219,391

Capital Markets – 1.6%
28,956	Arlington Asset Investment Corp. Class A(b)	627,766
3,252	Evercore Partners, Inc. Class A	156,877
5,672	GAMCO Investors, Inc. Class A	438,502
24,718	Investment Technology Group, Inc.*	704,216
7,258	Manning & Napier, Inc.	77,153
5,401	Piper Jaffray Cos., Inc.*	272,480

		2,276,994

Chemicals – 2.4%
23,330	A. Schulman, Inc.	990,359
30,291	FutureFuel Corp.	329,263
13,931	Innophos Holdings, Inc.	736,114
27,570	Intrepid Potash, Inc.*	345,452
27,541	OM Group, Inc.	827,332
1,665	Sensient Technologies Corp.	108,824

		3,337,344

Commercial Banks – 11.0%
11,854	1st Source Corp.	368,896
8,523	Bancfirst Corp.	491,948
10,092	Banner Corp.	456,360
6,170	Berkshire Hills Bancorp, Inc.	172,822
3,333	Cardinal Financial Corp.	68,760
33,017	Central Pacific Financial Corp.	756,089

Common Stocks – (continued)
Commercial Banks – (continued)
11,221	City Holding Co.	$515,829
14,127	Columbia Banking System, Inc.	419,572
71,047	CVB Financial Corp.	1,111,886
2,424	First Citizens BancShares, Inc. Class A	582,584
5,792	First Financial Bancorp	99,970
34,108	First Interstate BancSystem, Inc.	922,962
36,675	First Merchants Corp.	827,755
25,428	First Midwest Bancorp, Inc.	434,819
2,706	FirstMerit Corp.	52,415
11,593	Flushing Financial Corp.	222,122
9,256	Great Southern Bancorp, Inc.	364,871
32,286	International Bancshares Corp.	838,790
70,914	National Penn Bancshares, Inc.	737,506
57,321	OFG Bancorp	807,653
68,630	Old National Bancorp	937,486
25,840	PrivateBancorp, Inc.	957,889
24,666	Prosperity Bancshares, Inc.	1,315,684
5,511	S&T Bancorp, Inc.	148,246
3,912	TriCo Bancshares	91,228
5,615	UMB Financial Corp.	279,571
30,702	United Community Banks, Inc.	571,364
80,781	Wilshire Bancorp, Inc.	852,240

		15,407,317

Commercial Services & Supplies – 1.5%
7,453	ABM Industries, Inc.	238,869
1,144	Deluxe Corp.	74,074
4,510	G&K Services, Inc. Class A	318,406
47,710	Kimball International, Inc. Class B	482,825
2,304	Multi-Color Corp.	144,645
36,143	Quad Graphics, Inc.	778,520

		2,037,339

Communications Equipment – 1.9%
34,615	Aruba Networks, Inc.*	851,875
19,659	Calix, Inc.*	145,280
4,846	Comtech Telecommunications Corp.	140,049
70,601	Harmonic, Inc.*	494,913
3,529	NETGEAR, Inc.*	106,823
70,641	Polycom, Inc.*	921,865

		2,660,805

Computers & Peripherals* – 0.1%
45,568	Quantum Corp.	91,592

Construction & Engineering – 1.4%
43,876	Aegion Corp.*	808,196
25,913	EMCOR Group, Inc.	1,156,497
1,694	Granite Construction, Inc.	58,799

		2,023,492

Consumer Finance – 1.9%
36,903	Cash America International, Inc.	956,526
13,657	Enova International, Inc.*	252,791
68,482	EZCORP, Inc. Class A*	630,034
9,663	World Acceptance Corp.*(b)	817,683

		2,657,034

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Diversified Consumer Services* – 1.3%
29,421	Bridgepoint Education, Inc.	$258,022
37,415	K12, Inc.	605,001
52,491	Regis Corp.	867,151
2,000	Steiner Leisure Ltd.	96,480

		1,826,654

Diversified Telecommunication Services* – 0.3%
8,579	magicJack VocalTec Ltd.(b)	55,764
84,481	Vonage Holdings Corp.	391,147

		446,911

Electric Utilities – 1.2%
23,380	Cleco Corp.	1,270,703
11,434	MGE Energy, Inc.	474,282

		1,744,985

Electrical Equipment – 0.3%
3,216	General Cable Corp.	52,453
25,915	GrafTech International Ltd.*	125,429
26,942	LSI Industries, Inc.	241,400

		419,282

Electronic Equipment, Instruments & Components – 2.9%
41,284	Benchmark Electronics, Inc.*	971,412
6,870	Fabrinet*	124,416
3,427	II-VI, Inc.*	60,966
1,879	Insight Enterprises, Inc.*	53,777
32,245	Kimball Electronics, Inc.*	412,414
16,383	Methode Electronics, Inc.	695,622
12,529	OSI Systems, Inc.*	842,074
42,772	Sanmina Corp.*	869,555

		4,030,236

Energy Equipment & Services – 1.5%
39,626	Forum Energy Technologies, Inc.*	921,701
119,158	ION Geophysical Corp.*	271,680
67,741	Key Energy Services, Inc.*	165,288
63,563	Pioneer Energy Services Corp.*	473,544
20,117	Tesco Corp.	258,705

		2,090,918

Food & Staples Retailing – 0.6%
11,294	Ingles Markets, Inc. Class A	472,767
6,800	SpartanNash Co.	205,156
3,502	Weis Markets, Inc.	155,314

		833,237

Food Products – 0.6%
8,795	Lancaster Colony Corp.	788,560

Gas Utilities – 1.9%
36,952	New Jersey Resources Corp.	1,127,406
19,111	Northwest Natural Gas Co.(b)	892,484
6,964	Piedmont Natural Gas Co., Inc.(b)	260,732
1,807	Southwest Gas Corp.	99,385
4,230	WGL Holdings, Inc.	232,692

		2,612,699

Common Stocks – (continued)
Health Care Equipment & Supplies – 2.3%
4,833	Cantel Medical Corp.	216,470
18,145	Greatbatch, Inc.*	978,378
3,432	ICU Medical, Inc.*	289,558
20,717	Natus Medical, Inc.*	781,238
19,653	NuVasive, Inc.*	879,079
1,624	Orthofix International NV*	52,472
2,632	SurModics, Inc.*	66,379

		3,263,574

Health Care Providers & Services – 1.4%
18,678	Genesis Healthcare, Inc.*	129,065
15,719	Magellan Health, Inc.*	995,013
3,314	The Ensign Group, Inc.	139,552
17,017	Triple-S Management Corp. Class B*	318,558
5,704	WellCare Health Plans, Inc.*	441,661

		2,023,849

Hotels, Restaurants & Leisure – 5.5%
18,871	BJ’s Restaurants, Inc.*	883,163
4,113	Bob Evans Farms, Inc.	176,941
24,217	Boyd Gaming Corp.*	319,664
5,751	Cracker Barrel Old Country Store, Inc.	761,893
57,766	Denny’s Corp.*	601,344
7,442	DineEquity, Inc.	717,632
9,460	Jack in the Box, Inc.	820,844
15,697	Marriott Vacations Worldwide Corp.	1,290,450
12,864	Papa John’s International, Inc.	789,464
788	Red Robin Gourmet Burgers, Inc.*	59,171
30,398	Sonic Corp.	870,903
2,114	Speedway Motorsports, Inc.	48,411
3,087	Vail Resorts, Inc.	306,261

		7,646,141

Household Durables – 3.0%
10,798	Cavco Industries, Inc.*	708,025
6,605	CSS Industries, Inc.	187,186
30,573	Ethan Allen Interiors, Inc.	740,478
10,488	Helen of Troy Ltd.*	918,854
7,517	MDC Holdings, Inc.	201,756
18,248	The Ryland Group, Inc.	752,182
12,335	Universal Electronics, Inc.*	665,350

		4,173,831

Insurance – 4.9%
40,107	American Equity Investment Life Holding Co.	1,080,883
16,936	AmTrust Financial Services, Inc.(b)	1,007,184
20,403	Argo Group International Holdings Ltd.	999,543
14,697	Employers Holdings, Inc.	358,754
48,649	Maiden Holdings Ltd.	706,870
9,966	Safety Insurance Group, Inc.	579,523
20,034	Selective Insurance Group, Inc.	539,716
49,756	Symetra Financial Corp.	1,181,705
12,483	United Fire Group, Inc.	372,867

		6,827,045

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Internet & Catalog Retail* – 0.1%
3,822	Shutterfly, Inc.	$171,073

Internet Software & Services – 1.1%
4,141	Blucora, Inc.*	56,608
22,059	Constant Contact, Inc.*	768,756
8,679	LogMeIn, Inc.*	557,018
25,877	Marchex, Inc. Class B	109,977

		1,492,359

IT Services – 0.8%
20,357	ManTech International Corp. Class A	595,035
20,907	Sykes Enterprises, Inc.*	523,302
2,037	TeleTech Holdings, Inc.	52,840

		1,171,177

Leisure Equipment & Products – 0.2%
1,330	Brunswick Corp.	66,553
20,087	Callaway Golf Co.	194,442

		260,995

Machinery – 1.5%
3,491	Albany International Corp. Class A	136,847
26,911	Barnes Group, Inc.	1,079,131
5,957	Federal Signal Corp.	93,644
7,378	Kadant, Inc.	375,983
13,414	Miller Industries, Inc.	300,205
3,262	TriMas Corp.*	91,891

		2,077,701

Media – 0.2%
13,330	Entercom Communications Corp. Class A*	158,360
1,972	Scholastic Corp.	80,142

		238,502

Metals & Mining – 1.1%
24,831	Materion Corp.	992,991
34,209	Schnitzer Steel Industries, Inc. Class A	595,921

		1,588,912

Oil, Gas & Consumable Fuels – 3.7%
61,778	Alon USA Energy, Inc.(a)	994,008
12,481	Bill Barrett Corp.*	144,780
27,048	Comstock Resources, Inc.(b)	145,248
17,296	Contango Oil & Gas Co.*	433,611
28,441	Delek US Holdings, Inc.	1,050,042
17,962	Dorian LPG Ltd.*	238,176
31,398	Green Plains, Inc.	977,734
8,302	REX American Resources Corp.*	524,852
16,248	Western Refining, Inc.	715,724

		5,224,175

Paper & Forest Products – 0.5%
1,113	Neenah Paper, Inc.	67,303
28,069	PH Glatfelter Co.	696,111

		763,414

Common Stocks – (continued)
Pharmaceuticals* – 0.5%
1,682	Impax Laboratories, Inc.	76,127
27,777	Sagent Pharmaceuticals, Inc.	647,482

		723,609

Professional Services – 2.2%
14,377	CDI Corp.	196,102
8,101	Heidrick & Struggles International, Inc.	194,910
13,479	Insperity, Inc.	649,149
32,770	Korn/Ferry International	1,033,238
3,854	Navigant Consulting, Inc.*	55,729
57,115	RPX Corp.*	888,709

		3,017,837

Real Estate Investment Trusts – 16.4%
25,188	American Assets Trust, Inc.	1,002,482
158,457	Anworth Mortgage Asset Corp.	804,962
18,483	Coresite Realty Corp.	888,663
107,947	Cousins Properties, Inc.	1,051,404
42,889	CubeSmart	989,449
33,568	CyrusOne, Inc.	1,090,289
84,327	DiamondRock Hospitality Co.(a)	1,143,474
30,069	DuPont Fabros Technology, Inc.	936,649
38,383	Empire State Realty Trust, Inc. Class A	690,894
40,542	FelCor Lodging Trust, Inc.	450,422
59,107	First Industrial Realty Trust, Inc.	1,166,181
27,438	Franklin Street Properties Corp.	324,043
25,553	Getty Realty Corp.	443,856
4,605	Hatteras Financial Corp.	83,166
33,402	Hudson Pacific Properties, Inc.	1,007,404
65,831	Invesco Mortgage Capital, Inc.	1,013,797
75,829	Investors Real Estate Trust(b)	543,694
41,645	Parkway Properties, Inc.	677,564
43,717	Pennsylvania Real Estate Investment Trust	988,441
10,487	PS Business Parks, Inc.	800,682
18,743	Ramco-Gershenson Properties Trust	327,628
16,058	RLJ Lodging Trust	476,441
43,390	Rouse Properties, Inc.	758,023
7,993	Saul Centers, Inc.	402,208
7,837	Sovran Self Storage, Inc.	684,484
66,447	Strategic Hotels & Resorts, Inc.*	777,430
85,042	Sunstone Hotel Investors, Inc.	1,324,954
9,421	Terreno Realty Corp.	200,479
28,876	The Geo Group, Inc.	1,126,164
57,330	Western Asset Mortgage Capital Corp.(b)	837,591

		23,012,918

Road & Rail – 0.4%
16,959	ArcBest Corp.	605,436

Semiconductors & Semiconductor Equipment* – 3.1%
15,678	Cabot Microelectronics Corp.	741,569
29,315	Diodes, Inc.	783,297
43,414	Integrated Device Technology, Inc.	789,701
3,409	Microsemi Corp.	113,724
36,068	OmniVision Technologies, Inc.	1,006,117
17,273	Silicon Laboratories, Inc.	892,496

		4,326,904

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Software – 2.8%
16,653	Advent Software, Inc.	$722,907
14,070	AVG Technologies NV*	336,554
17,867	NetScout Systems, Inc.*(b)	734,334
35,748	Progress Software Corp.*	943,747
10,255	QAD, Inc. Class A	250,017
15,223	SS&C Technologies Holdings, Inc.	915,968

		3,903,527

Specialty Retail – 3.4%
18,238	American Eagle Outfitters, Inc.	290,167
11,010	Brown Shoe Co., Inc.	326,997
4,027	Genesco, Inc.*	272,185
4,010	Group 1 Automotive, Inc.	316,710
28,394	Haverty Furniture Cos., Inc.	609,335
15,478	hhgregg, Inc.*(b)	88,534
25,942	Select Comfort Corp.*	799,532
23,142	Stage Stores, Inc.	446,872
22,634	The Cato Corp. Class A	890,422
21,131	Zumiez, Inc.*	670,064

		4,710,818

Thrifts & Mortgage Finance – 1.9%
4,159	Beneficial Bancorp, Inc.*	48,244
87,328	Brookline Bancorp, Inc.	940,523
5,582	Dime Community Bancshares	88,866
40,968	Northfield Bancorp, Inc.	591,168
56,126	Oritani Financial Corp.	836,277
2,232	WSFS Financial Corp.	158,852

		2,663,930

Water Utilities – 0.8%
5,251	American States Water Co.	201,586
37,095	California Water Service Group	885,458

		1,087,044

Wireless Telecommunication Services – 0.2%
16,569	Spok Holdings, Inc.	311,911

TOTAL COMMON STOCKS
(Cost $126,235,082)		$136,348,074

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(c) – 2.5%
Repurchase Agreement – 2.5%
Joint Repurchase Agreement Account II
$3,500,000	0.127%	05/01/15
(Cost $3,500,000)			$3,500,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $129,735,082)			$139,848,074

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 3.7%
Goldman Sachs Financial Square Money Market Fund – FST Shares
5,159,825	0.111%
(Cost $5,159,825)		$5,159,825

TOTAL INVESTMENTS – 103.6%
(Cost $134,894,907)		$145,007,899

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.6)%		(4,982,799)

NET ASSETS – 100.0%		$140,025,100

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(b)	All or a portion of security is on loan.
(c)	Joint repurchase agreement was entered into on April 30, 2015. Additional information appears on page 57.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2015.
(e)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	15	June 2015	$1,824,600	$(31,053)

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments

April 30, 2015 (Unaudited)

Shares	Description	Value
Common Stocks – 98.4%
Aerospace & Defense – 3.2%
22,836	General Dynamics Corp.	$3,135,839
36,373	Northrop Grumman Corp.	5,602,897
51,288	The Boeing Co.	7,351,622

		16,090,358

Airlines – 1.6%
34,876	Alaska Air Group, Inc.	2,234,157
44,669	Delta Air Lines, Inc.	1,994,024
89,132	Southwest Airlines Co.	3,615,194

		7,843,375

Auto Components – 1.0%
100,198	Johnson Controls, Inc.	5,047,975

Automobiles – 0.6%
197,162	Ford Motor Co.	3,115,160

Beverages – 1.8%
92,747	PepsiCo., Inc.	8,822,095

Biotechnology – 4.9%
4,814	Alkermes PLC*	266,551
36,150	Amgen, Inc.	5,708,447
8,249	Biogen, Inc.*	3,084,549
66,089	Celgene Corp.*	7,141,577
78,796	Gilead Sciences, Inc.*	7,919,786
5,431	Isis Pharmaceuticals, Inc.*	308,046

		24,428,956

Building Products – 0.0%
5,119	Owens Corning, Inc.	197,901

Capital Markets – 1.4%
10,397	Ameriprise Financial, Inc.	1,302,536
183,328	The Charles Schwab Corp.	5,591,504

		6,894,040

Chemicals – 0.3%
21,608	E.I. du Pont de Nemours and Co.	1,581,706

Commercial Banks – 4.6%
319,096	Bank of America Corp.	5,083,199
182,143	JPMorgan Chase & Co.	11,522,366
36,268	KeyCorp	524,073
37,300	PacWest Bancorp	1,682,230
34,503	Wells Fargo & Co.	1,901,115
75,401	Zions Bancorp	2,136,488

		22,849,471

Communications Equipment – 1.2%
199,528	Cisco Systems, Inc.	5,752,392

Computers & Peripherals – 8.5%
195,686	Apple, Inc.	24,490,103
247,061	EMC Corp.	6,648,412
201,922	Hewlett-Packard Co.	6,657,368
67,381	NetApp, Inc.	2,442,561
18,701	Western Digital Corp.	1,827,836

		42,066,280

Common Stocks – (continued)
Consumer Finance – 2.7%
88,634	American Express Co.	6,864,703
77,796	Capital One Financial Corp.	6,289,807

		13,154,510

Diversified Financial Services* – 0.4%
15,465	Berkshire Hathaway, Inc. Class B	2,183,813

Diversified Telecommunication Services – 3.2%
144,857	CenturyLink, Inc.	5,209,057
216,495	Verizon Communications, Inc.	10,920,008

		16,129,065

Electric Utilities – 0.1%
6,281	American Electric Power Co., Inc.	357,200

Electronic Equipment, Instruments & Components – 1.4%
260,340	Corning, Inc.	5,448,916
140,943	Flextronics International Ltd.*	1,624,368

		7,073,284

Energy Equipment & Services – 2.7%
33,430	Baker Hughes, Inc.	2,288,618
108,934	Cameron International Corp.*	5,971,762
67,437	FMC Technologies, Inc.*	2,973,972
18,325	Oceaneering International, Inc.	1,009,891
3,672	Oil States International, Inc.*	174,750
8,680	Schlumberger Ltd.	821,215
7,543	Superior Energy Services, Inc.	192,346

		13,432,554

Food & Staples Retailing – 4.4%
81,153	CVS Health Corp.	8,057,681
80,713	The Kroger Co.	5,561,933
107,052	Wal-Mart Stores, Inc.	8,355,409

		21,975,023

Food Products – 0.9%
4,977	Archer-Daniels-Midland Co.	243,276
68,751	Kellogg Co.	4,354,001

		4,597,277

Health Care Equipment & Supplies(a) – 0.4%
46,978	Abbott Laboratories	2,180,719

Health Care Providers & Services – 3.4%
24,438	Aetna, Inc.	2,611,689
50,462	AmerisourceBergen Corp.	5,767,806
64,779	Cardinal Health, Inc.	5,463,461
29,522	UnitedHealth Group, Inc.	3,288,751

		17,131,707

Hotels, Restaurants & Leisure – 1.1%
120,128	Carnival Corp.	5,282,028
2,934	Yum! Brands, Inc.	252,207

		5,534,235

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Household Durables – 1.6%
23,907	D.R. Horton, Inc.	$607,238
53,431	Garmin Ltd.	2,414,547
29,160	Mohawk Industries, Inc.*	5,059,260

		8,081,045

Household Products – 1.2%
52,127	Colgate-Palmolive Co.	3,507,105
12,566	Kimberly-Clark Corp.	1,378,364
13,120	The Procter & Gamble Co.	1,043,171

		5,928,640

Industrial Conglomerates – 4.5%
47,797	3M Co.	7,474,973
77,762	Danaher Corp.	6,367,153
317,278	General Electric Co.	8,591,888

		22,434,014

Insurance – 2.1%
24,884	Aspen Insurance Holdings Ltd.	1,162,829
14,043	Assured Guaranty Ltd.	364,977
38,759	Reinsurance Group of America, Inc.	3,551,100
53,437	The Travelers Cos., Inc.	5,403,015

		10,481,921

Internet Software & Services* – 0.8%
4,221	Google, Inc. Class A	2,316,358
2,710	Google, Inc. Class C	1,456,417

		3,772,775

IT Services – 2.6%
47,532	Accenture PLC Class A	4,403,840
20,988	International Business Machines Corp.	3,595,035
417,543	Xerox Corp.	4,801,744

		12,800,619

Media – 4.3%
144,581	Comcast Corp. Class A	8,350,998
13,751	DIRECTV*	1,247,284
50,136	The Walt Disney Co.	5,450,786
7,328	Time Warner Cable, Inc.	1,139,651
75,184	Viacom, Inc. Class B	5,221,529

		21,410,248

Metals & Mining – 0.5%
125,429	Alcoa, Inc.	1,683,257
14,756	Nucor Corp.	720,978

		2,404,235

Multiline Retail – 0.5%
33,010	Target Corp.	2,602,178

Oil, Gas & Consumable Fuels – 8.1%
4,779	Chevron Corp.	530,756
155,170	Exxon Mobil Corp.	13,557,203
126,977	HollyFrontier Corp.	4,924,168
58,583	Marathon Petroleum Corp.	5,774,526
7,560	PBF Energy, Inc. Class A	214,553

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
78,460	Phillips 66	6,222,662
39,455	Tesoro Corp.	3,386,423
100,033	Valero Energy Corp.	5,691,878

		40,302,169

Paper & Forest Products – 0.9%
84,801	International Paper Co.	4,555,510

Pharmaceuticals – 7.5%
122,031	Bristol-Myers Squibb Co.	7,777,036
126,837	Johnson & Johnson	12,582,230
129,237	Merck & Co., Inc.	7,697,356
274,307	Pfizer, Inc.	9,307,236

		37,363,858

Real Estate Investment Trusts – 3.4%
63,053	American Tower Corp.	5,960,400
38,710	Crown Castle International Corp.	3,233,446
9,350	Equity Lifestyle Properties, Inc.	493,867
29,598	Equity Residential	2,186,108
27,633	Hospitality Properties Trust	831,201
7,594	Lamar Advertising Co. Class A	440,148
22,600	Outfront Media, Inc.	649,072
3,796	Post Properties, Inc.	217,017
50,256	Weingarten Realty Investors	1,646,387
72,688	WP GLIMCHER, Inc.	1,090,320

		16,747,966

Semiconductors & Semiconductor Equipment – 2.0%
147,431	Intel Corp.	4,798,879
2,464	NXP Semiconductors NV*	236,840
92,106	Texas Instruments, Inc.	4,993,066

		10,028,785

Software – 5.1%
33,092	Adobe Systems, Inc.*	2,516,978
34,587	Citrix Systems, Inc.*	2,322,863
336,236	Microsoft Corp.	16,354,519
75,625	Oracle Corp.	3,298,762
9,703	salesforce.com, Inc.*	706,572

		25,199,694

Specialty Retail – 1.6%
1,845	L Brands, Inc.	164,869
49,860	The Gap, Inc.	1,976,451
91,354	The TJX Cos., Inc.	5,895,987

		8,037,307

Textiles, Apparel & Luxury Goods – 0.7%
44,446	VF Corp.	3,219,224

Tobacco – 1.2%
121,321	Altria Group, Inc.	6,072,116

Wireless Telecommunication Services* – 0.0%
5,352	T-Mobile US, Inc.	182,182

TOTAL COMMON STOCKS
(Cost $476,470,877)		$490,063,582

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

April 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 1.7%
Repurchase Agreement – 1.7%
Joint Repurchase Agreement Account II
$8,700,000	0.127%	05/01/15
(Cost $8,700,000)			$8,700,000

TOTAL INVESTMENTS – 100.1%
(Cost $485,170,877)			$498,763,582

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(478,677)

NET ASSETS – 100.0%			$498,284,905

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Joint repurchase agreement was entered into on April 30, 2015. Additional information appears on page 57.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	77	June 2015	$8,003,765	$1,442

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Schedule of Investments

April 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At April 30, 2015, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of May 1, 2015, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Large Cap Growth Insights	$25,200,000	$25,200,089	$25,704,040
Large Cap Value Insights	9,800,000	9,800,035	9,996,015
Small Cap Equity Insights	4,300,000	4,300,015	4,386,007
Small Cap Growth Insights	5,100,000	5,100,018	5,202,008
Small Cap Value Insights	3,500,000	3,500,012	3,570,006
U.S. Equity Insights	8,700,000	8,700,031	8,874,014

REPURCHASE AGREEMENTS — At April 30, 2015, the Principal Amount of the Funds’ interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Citigroup Global Markets, Inc.	0.130%	$8,113,329	$3,155,184	$1,384,417	$1,641,983	$1,126,851	$2,801,030
Merrill Lynch & Co., Inc.	0.130	9,460,142	3,678,943	1,614,231	1,914,553	1,313,909	3,266,002
BNP Paribas Securities Co.	0.120	7,626,529	2,965,873	1,301,352	1,543,464	1,059,240	2,632,968
TOTAL		$25,200,000	$9,800,000	$4,300,000	$5,100,000	$3,500,000	$8,700,000

At April 30, 2015, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Bank Discount Notes	0.000%	07/29/15
Federal Home Loan Mortgage Corp.	3.000 to 6.000	07/01/34 to 03/01/45
Federal National Mortgage Association	3.000 to 7.000	10/01/15 to 04/01/45
Government National Mortgage Association	2.500 to 7.500	05/20/42 to 10/20/44
United States Treasury Inflation Protected Securities	2.000	01/15/21
U.S. Treasury Notes	2.250 to 2.630	03/31/21 to 11/15/20

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

April 30, 2015 (Unaudited)

Large Cap Growth Insights Fund
Assets:
Investments of unaffiliated issuers, at value (cost $688,391,043, $466,088,790, $160,164,864, $88,751,631, $129,735,082 and $485,170,877)(a)	$708,451,665
Investments in securities lending reinvestment vehicle — affiliated issuer, at value which equals cost	3,175,950
Cash	35,525
Receivables:
Investments sold	35,701,611
Fund shares sold	4,694,351
Dividends and interest	439,732
Reimbursement from investment adviser	85,920
Securities lending income	—
Other assets	1,689
Total assets	752,586,443

Liabilities:
Variation margin on certain derivative contracts	113,553
Payables:
Investments purchased	36,721,923
Payable upon return of securities loaned	3,175,950
Fund shares redeemed	653,202
Management fees	294,364
Distribution and Service fees and Transfer Agent fee	113,781
Accrued expenses and other liabilities	135,621
Total liabilities	41,208,394

Net Assets:
Paid-in capital	945,869,518
Undistributed (distributions in excess of) net investment income	2,459,250
Accumulated net realized gain (loss)	(256,980,915)
Net unrealized gain (loss)	20,030,196
NET ASSETS	$711,378,049
Net Assets:
Class A	$185,706,136
Class C	35,342,707
Institutional	462,033,578
Service	1,546,039
Class IR	23,654,979
Class R	3,094,610
Total Net Assets	$711,378,049
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	8,205,140
Class C	1,711,274
Institutional	19,825,718
Service	68,978
Class IR	1,057,893
Class R	139,074
Net asset value, offering and redemption price per share:(b)
Class A	$22.63
Class C	20.65
Institutional	23.30
Service	22.41
Class IR	22.36
Class R	22.25

(a)	Includes loaned securities having a market value of $3,086,477, $2,874,084, $6,351,165, $4,327,676 and $4,984,492 for the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights and Small Cap Value Insights Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds is $23.95, $18.11, $20.61, $33.56, $41.87 and $44.00, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current Net Asset Value (“NAV”) or the original purchase price of the shares.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund	Small Cap Equity Insights Fund	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund

$463,109,070	$169,556,224	$96,949,097	$139,848,074	$498,763,582
2,957,400	6,628,723	4,509,825	5,159,825	—
81,646	32,341	51,398	53,751	48,192

24,463,275	2,152,070	1,465,913	1,922,513	—
166,145	146,269	59,653	319,005	614,532
395,114	30,573	17,771	63,369	314,750
38,104	36,152	30,710	28,553	63,133
—	2,319	2,531	2,563	—
3,265	793	930	593	1,437
491,214,019	178,585,464	103,087,828	147,398,246	499,805,626

32,160	52,920	70,144	36,300	77,370

23,401,507	2,021,504	1,735,326	1,748,518	—
2,957,400	6,628,723	4,509,825	5,159,825	—
938,103	628,624	183,960	172,761	654,814
200,943	119,259	63,861	96,599	216,074
54,697	39,534	25,434	57,955	163,715
126,379	137,812	88,335	101,188	408,748
27,711,189	9,628,376	6,676,885	7,373,146	1,520,721

761,143,110	242,158,254	82,235,041	124,173,853	452,209,881
303,767	341,865	(283,858)	257,180	1,366,337
(294,984,373)	(82,845,567)	6,370,145	5,512,128	31,114,540
(2,959,674)	9,302,536	8,089,615	10,081,939	13,594,147
$463,502,830	$168,957,088	$96,410,943	$140,025,100	$498,284,905

$65,999,825	$39,421,267	$39,678,210	$100,652,614	$283,550,635
16,337,076	15,200,790	7,493,818	18,354,337	39,135,642
365,248,763	103,871,864	41,351,293	18,267,418	143,190,851
7,305,719	1,126,538	—	—	2,950,296
7,736,134	486,352	6,506,902	1,749,109	2,808,560
875,313	8,850,277	1,380,720	1,001,622	26,648,921
$463,502,830	$168,957,088	$96,410,943	$140,025,100	$498,284,905

3,856,636	2,023,293	1,251,222	2,543,568	6,819,376
962,836	883,455	286,392	596,010	1,026,423
21,356,614	5,144,249	1,147,738	369,298	3,358,228
425,222	58,666	—	—	71,070
453,326	25,110	202,059	44,323	68,179
51,373	461,552	44,600	25,532	648,744

$17.11	$19.48	$31.71	$39.57	$41.58
16.97	17.21	26.17	30.80	38.13
17.10	20.19	36.03	49.47	42.64
17.18	19.20	—	—	41.51
17.07	19.37	32.20	39.46	41.19
17.04	19.18	30.96	39.23	41.08

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Operations

For the Six Months Ended April 30, 2015 (Unaudited)

Large Cap Growth Insights Fund
Investment income:
Dividends (net of foreign withholding taxes of $410, $0, $1,821, $808, $1,615 and $0)	$4,410,342
Interest	11,564
Securities lending income — affiliated issuer	19,237
Total investment income	4,441,143

Expenses:
Management fees	1,739,178
Distribution and Service fees(a)	291,304
Transfer Agent fees(a)	235,952
Registration fees	79,469
Professional fees	52,555
Custody, accounting and administrative services	50,981
Printing and mailing costs	27,544
Trustee fees	17,201
Service Share fees — Shareholder Administration Plan	1,124
Service Share fees — Service Plan	1,124
Other	13,400
Total expenses	2,509,832
Less — expense reductions	(578,282)
Net expenses	1,931,550
NET INVESTMENT INCOME (LOSS)	2,509,593

Realized and unrealized gain (loss):
Net realized gain from:
Investments	31,720,985
Futures contracts	511,184
Net change in unrealized loss on:
Investments	(6,978,605)
Futures contracts	(425,253)
Net realized and unrealized gain	24,828,311
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,337,904

(a)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B(b)	Class C	Class R	Class A	Class B(b)	Class C	Institutional	Service	Class IR	Class R
Large Cap Growth Insights	$151,396	$1,021	$133,619	$5,268	$115,061	$194	$25,387	$72,466	$180	$20,662	$2,002
Large Cap Value Insights	81,224	267	83,819	1,499	61,730	51	15,926	81,821	1,345	6,213	569
Small Cap Equity Insights	51,575	96	76,824	21,167	39,197	18	14,597	21,575	280	443	8,043
Small Cap Growth Insights	45,481	900	36,099	2,923	34,565	171	6,859	7,001	—	2,051	1,111
Small Cap Value Insights	127,249	3,050	93,977	2,589	96,709	579	17,856	3,377	—	1,590	984
U.S. Equity Insights	353,809	2,356	191,631	17,374	268,895	448	36,410	27,692	325	3,622	6,602

(b)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund	Small Cap Equity Insights Fund	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund

$5,980,984	$1,320,631	$355,001	$1,563,475	$4,579,755
6,002	1,959	1,523	1,684	6,732
14,896	84,425	68,355	61,203	9,260
6,001,882	1,407,015	424,879	1,626,362	4,595,747

1,514,287	743,108	348,998	598,396	1,536,258
166,809	149,662	85,403	226,865	565,170
167,655	84,153	51,758	121,095	343,994
37,375	24,255	33,440	30,122	63,382
59,105	38,085	36,407	38,895	43,913
56,244	44,790	33,572	37,480	45,002
20,128	26,913	28,303	34,831	56,639
13,057	9,246	7,792	9,895	16,717
8,404	1,747	—	—	2,034
8,404	1,747	—	—	2,034
12,692	8,989	7,812	5,512	18,122
2,064,160	1,132,695	633,485	1,103,091	2,693,265
(390,412)	(175,008)	(154,517)	(182,077)	(541,574)
1,673,748	957,687	478,968	921,014	2,151,691
4,328,134	449,328	(54,089)	705,348	2,444,056

35,645,125	13,602,271	6,637,548	5,463,352	34,427,684
491,345	253,289	111,105	158,665	530,038

(26,981,806)	(3,023,909)	(977,822)	(1,180,854)	(19,312,935)
(175,942)	(322,727)	(146,766)	(75,955)	(109,170)
8,978,722	10,508,924	5,624,065	4,365,208	15,535,617
$13,306,856	$10,958,252	$5,569,976	$5,070,556	$17,979,673

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Large Cap Growth Insights Fund
	For the Six Months Ended April 30, 2015 (Unaudited)	For the Fiscal Year Ended October 31, 2014
From operations:
Net investment income	$2,509,593	$3,674,352
Net realized gain	32,232,169	75,234,625
Net change in unrealized gain (loss)	(7,403,858)	(2,562,245)
Net increase in net assets resulting from operations	27,337,904	76,346,732

Distributions to shareholders:
From net investment income
Class A Shares	(704,224)	(576,748)
Class B Shares(a)	—	(6,640)
Class C Shares	(52,165)	(44,591)
Institutional Shares	(2,655,012)	(3,138,318)
Service Shares	(4,970)	—
Class IR Shares	(245,804)	(8,140)
Class R Shares	(9,043)	(3,030)
Total distributions to shareholders	(3,671,218)	(3,777,467)

From share transactions:
Proceeds from sales of shares	371,813,744	120,365,605
Reinvestment of distributions	3,567,272	3,715,052
Cost of shares redeemed	(94,848,361)	(173,324,529)
Net increase (decrease) in net assets resulting from share transactions	280,532,655	(49,243,872)
TOTAL INCREASE (DECREASE)	304,199,341	23,325,393

Net assets:
Beginning of period	407,178,708	383,853,315
End of period	$711,378,049	$407,178,708
Undistributed net investment income	$2,459,250	$3,620,875

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund		Small Cap Equity Insights Fund
For the Six Months Ended April 30, 2015 (Unaudited)	For the Fiscal Year Ended October 31, 2014	For the Six Months Ended April 30, 2015 (Unaudited)	For the Fiscal Year Ended October 31, 2014

$4,328,134	$5,017,711	$449,328	$541,332
36,136,470	47,068,748	13,855,560	29,090,512
(27,157,748)	3,656,494	(3,346,636)	(12,094,458)
13,306,856	55,742,953	10,958,252	17,537,386

(470,039)	(541,183)	—	(361,132)
—	(1,184)	—	—
(57,914)	(37,601)	—	(81,345)
(3,574,778)	(4,201,621)	(426,236)	(1,564,589)
(43,699)	(46,491)	—	(19,024)
(55,695)	(33,636)	(629)	(12,581)
(5,148)	(420)	—	(69,265)
(4,207,273)	(4,862,136)	(426,865)	(2,107,936)

82,924,423	177,642,244	24,892,024	59,157,234
4,108,717	4,772,162	412,488	2,004,495
(113,672,526)	(71,304,606)	(52,260,196)	(96,479,200)
(26,639,386)	111,109,800	(26,955,684)	(35,317,471)
(17,539,803)	161,990,617	(16,424,297)	(19,888,021)

481,042,633	319,052,016	185,381,385	205,269,406
$463,502,830	$481,042,633	$168,957,088	$185,381,385
$303,767	$182,906	$341,865	$319,402

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Growth Insights Fund
	For the Six Months Ended April 30, 2015 (Unaudited)	For the Fiscal Year Ended October 31, 2014
From operations:
Net investment income (loss)	$(54,089)	$(209,687)
Net realized gain	6,748,653	3,830,076
Net change in unrealized gain (loss)	(1,124,588)	1,617,785
Net increase in net assets resulting from operations	5,569,976	5,238,174

Distributions to shareholders:
From net investment income
Class A Shares	—	—
Class B Shares(a)	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
From net realized gains
Class A Shares	(1,951,391)	(2,475,216)
Class B Shares(a)	—	(281,204)
Class C Shares	(476,371)	(699,423)
Institutional Shares	(1,546,468)	(1,025,674)
Class IR Shares	(73,355)	(50,902)
Class R Shares	(64,182)	(17,942)
Total distributions to shareholders	(4,111,767)	(4,550,361)

From share transactions:
Proceeds from sales of shares	23,797,528	24,230,860
Reinvestment of distributions	4,017,559	4,428,595
Cost of shares redeemed	(6,708,503)	(11,726,599)
Net increase (decrease) in net assets resulting from share transactions	21,106,584	16,932,856
TOTAL INCREASE (DECREASE)	22,564,793	17,620,669

Net assets:
Beginning of period	73,846,150	56,225,481
End of period	$96,410,943	$73,846,150
Undistributed (distributions in excess of) net investment income (loss)	$(283,858)	$(229,769)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Small Cap Value Insights Fund		U.S. Equity Insights Fund
For the Six Months Ended April 30, 2015 (Unaudited)	For the Fiscal Year Ended October 31, 2014	For the Six Months Ended April 30, 2015 (Unaudited)	For the Fiscal Year Ended October 31, 2014

$705,348	$437,831	$2,444,056	$3,497,625
5,622,017	16,843,268	34,957,722	58,872,523
(1,256,809)	(5,626,732)	(19,422,105)	1,780,224
5,070,556	11,654,367	17,979,673	64,150,372

(362,473)	(504,552)	(2,013,475)	(2,673,114)
—	(7,418)	—	(19,454)
—	(7,047)	(35,665)	(149,928)
(94,110)	(87,527)	(1,488,787)	(918,339)
—	—	(7,403)	(9,393)
(10,792)	(10,225)	(10,626)	(7,281)
(666)	(3,164)	(6,367)	(2,635)

(1,537,176)	—	—	—
—	—	—	—
(364,017)	—	—	—
(192,609)	—	—	—
(26,978)	—	—	—
(15,861)	—	—	—
(2,604,682)	(619,933)	(3,562,323)	(3,780,144)

7,534,557	12,712,890	105,443,263	65,394,739
2,536,170	606,920	3,432,072	3,612,810
(13,480,262)	(25,718,179)	(50,317,529)	(68,720,892)
(3,409,535)	(12,398,369)	58,557,806	286,657
(943,661)	(1,363,935)	72,975,156	60,656,885

140,968,761	142,332,696	425,309,749	364,652,864
$140,025,100	$140,968,761	$498,284,905	$425,309,749
$257,180	$19,873	$1,366,337	$2,484,604

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2015 - A	$21.57	$0.07		$1.14	$1.21	$(0.15)
2015 - C	19.67	(0.01)		1.04	1.03	(0.05)
2015 - Institutional	22.22	0.13		1.17	1.30	(0.22)
2015 - Service	21.41	0.06		1.14	1.20	(0.20)
2015 - IR	21.36	0.11		1.11	1.22	(0.22)
2015 - R	21.25	0.05		1.13	1.18	(0.18)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2014 - A	18.05	0.12		3.54	3.66	(0.14)
2014 - C	16.51	(0.02)		3.23	3.21	(0.05)
2014 - Institutional	18.59	0.21		3.62	3.83	(0.20)
2014 - Service	17.81	0.18		3.42	3.60	—
2014 - IR	17.88	0.14		3.52	3.66	(0.18)
2014 - R	17.85	0.07		3.48	3.55	(0.15)
2013 - A	14.05	0.21	(e)	3.95	4.16	(0.16)
2013 - C	12.88	0.06	(e)	3.65	3.71	(0.08)
2013 - Institutional	14.48	0.27	(e)	4.07	4.34	(0.23)
2013 - Service	13.88	0.16	(e)	3.93	4.09	(0.16)
2013 - IR	13.95	0.22	(e)	3.93	4.15	(0.22)
2013 - R	13.97	0.11	(e)	3.97	4.08	(0.20)
2012 - A	12.60	0.12	(f)	1.47	1.59	(0.14)
2012 - C	11.57	0.01	(f)	1.35	1.36	(0.05)
2012 - Institutional	12.98	0.17	(f)	1.52	1.69	(0.19)
2012 - Service	12.47	0.10	(f)	1.47	1.57	(0.16)
2012 - IR	12.53	0.13	(f)	1.48	1.61	(0.19)
2012 - R	12.46	0.06	(f)	1.50	1.56	(0.05)
2011 - A	11.54	0.10	(g)	1.09	1.19	(0.13)
2011 - C	10.62	0.01	(g)	1.01	1.02	(0.07)
2011 - Institutional	11.88	0.16	(g)	1.12	1.28	(0.18)
2011 - Service	11.43	0.06	(g)	1.10	1.16	(0.12)
2011 - IR	11.48	0.13	(g)	1.08	1.21	(0.16)
2011 - R	11.42	0.08	(g)	1.06	1.14	(0.10)
2010 - A	10.04	0.09		1.52	1.61	(0.11)
2010 - C	9.26	—	(h)	1.41	1.41	(0.05)
2010 - Institutional	10.33	0.13		1.58	1.71	(0.16)
2010 - Service	9.95	0.08		1.51	1.59	(0.11)
2010 - IR	9.99	0.11		1.52	1.63	(0.14)
2010 - R	9.99	0.05		1.52	1.57	(0.14)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.31% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.22% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.16% of average net assets.
(h)	Amount is less than $0.005 per share.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$22.63	5.63%	$185,706	0.96	%(d)	1.18	%(d)	0.67	%(d)	104%
20.65	5.24	35,343	1.71	(d)	1.93	(d)	(0.05	)(d)	104
23.30	5.86	462,034	0.56	(d)	0.78	(d)	1.10	(d)	104
22.41	5.62	1,546	1.06	(d)	1.28	(d)	0.56	(d)	104
22.36	5.75	23,655	0.71	(d)	0.93	(d)	0.97	(d)	104
22.25	5.54	3,095	1.21	(d)	1.43	(d)	0.46	(d)	104

21.57	20.41	94,053	0.96		1.20		0.63		234
19.67	19.51	19,448	1.71		1.95		(0.12)		234
22.22	20.88	269,611	0.56		0.80		1.05		234
21.41	20.21	408	1.06		1.30		0.96		234
21.36	20.69	20,793	0.71		0.97		0.68		234
21.25	20.10	535	1.21		1.45		0.37		234
18.05	29.90	74,524	0.95		1.20		1.34	(e)	232
16.51	28.96	14,133	1.70		1.95		0.42	(e)	232
18.59	30.40	289,326	0.55		0.80		1.65	(e)	232
17.81	29.77	1,155	1.05		1.30		1.05	(e)	232
17.88	30.26	784	0.70		0.95		1.40	(e)	232
17.85	29.53	359	1.20		1.46		0.70	(e)	232
14.05	12.69	118,956	0.95		1.16		0.83	(f)	146
12.88	11.81	12,555	1.70		1.91		0.08	(f)	146
14.48	13.18	311,286	0.55		0.76		1.23	(f)	146
13.88	12.67	963	1.05		1.26		0.73	(f)	146
13.95	12.96	667	0.70		0.90		0.95	(f)	146
13.97	12.50	127	1.20		1.39		0.39	(f)	146
12.60	10.38	150,750	0.95		1.16		0.84	(g)	76
11.57	9.63	12,999	1.70		1.91		0.10	(g)	76
12.98	10.83	392,373	0.55		0.76		1.22	(g)	76
12.47	10.23	1,004	1.05		1.26		0.49	(g)	76
12.53	10.66	45	0.70		0.91		1.07	(g)	76
12.46	10.06	26	1.20		1.41		0.63	(g)	76
11.54	16.17	145,079	0.95		1.16		0.79		64
10.62	15.30	13,528	1.70		1.91		0.03		64
11.88	16.68	362,907	0.55		0.76		1.21		64
11.43	16.07	93	1.05		1.26		0.71		64
11.48	16.50	8	0.70		0.91		1.02		64
11.42	15.81	59	1.20		1.41		0.47		64

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2015 - A	$16.86	$0.12		$0.25		$0.37	$(0.12)
2015 - C	16.71	0.06		0.26		0.32	(0.06)
2015 - Institutional	16.85	0.16		0.25		0.41	(0.16)
2015 - Service	16.92	0.11		0.26		0.37	(0.11)
2015 - IR	16.81	0.14		0.26		0.40	(0.14)
2015 - R	16.81	0.08		0.27		0.35	(0.12)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2014 - A	14.75	0.16		2.10		2.26	(0.15)
2014 - C	14.63	0.04		2.08		2.12	(0.04)
2014 - Institutional	14.74	0.22		2.11		2.33	(0.22)
2014 - Service	14.81	0.14		2.11		2.25	(0.14)
2014 - IR	14.72	0.21		2.08		2.29	(0.20)
2014 - R	14.71	0.08		2.13		2.21	(0.11)
2013 - A	11.49	0.25	(e)	3.22		3.47	(0.21)
2013 - C	11.40	0.12	(e)	3.23		3.35	(0.12)
2013 - Institutional	11.48	0.28	(e)	3.25		3.53	(0.27)
2013 - Service	11.54	0.21	(e)	3.26		3.47	(0.20)
2013 - IR	11.47	0.23	(e)	3.27		3.50	(0.25)
2013 - R	11.46	0.16	(e)	3.28		3.44	(0.19)
2012 - A	10.19	0.17		1.29	(f)	1.46	(0.16)
2012 - C	10.11	0.09		1.29	(f)	1.38	(0.09)
2012 - Institutional	10.18	0.21		1.30	(f)	1.51	(0.21)
2012 - Service	10.23	0.17		1.29	(f)	1.46	(0.15)
2012 - IR	10.17	0.19		1.30	(f)	1.49	(0.19)
2012 - R	10.17	0.13		1.30	(f)	1.43	(0.14)
2011 - A	9.47	0.13		0.74		0.87	(0.15)
2011 - C	9.40	0.06		0.72		0.78	(0.07)
2011 - Institutional	9.46	0.17		0.74		0.91	(0.19)
2011 - Service	9.51	0.12		0.74		0.86	(0.14)
2011 - IR	9.45	0.15		0.74		0.89	(0.17)
2011 - R	9.45	0.12		0.72		0.84	(0.12)
2010 - A	8.42	0.13		1.05		1.18	(0.13)
2010 - C	8.36	0.06		1.04		1.10	(0.06)
2010 - Institutional	8.41	0.17		1.05		1.22	(0.17)
2010 - Service	8.45	0.12		1.06		1.18	(0.12)
2010 - IR	8.41	0.15		1.04		1.19	(0.15)
2010 - R	8.41	0.11		1.04		1.15	(0.11)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from a special dividend which amounted to $0.04 per share and 0.32% of average net assets.
(f)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.01 per share. Excluding such payment, the total return would have been 14.34%, 13.51%, 13.55%, 14.81%, 14.28%, 14.67% and 13.98%, respectively.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$17.11	2.20%		$66,000	0.96	%(d)	1.12	%(d)	1.40	%(d)	112%
16.97	1.90		16,337	1.71	(d)	1.87	(d)	0.65	(d)	112
17.10	2.40		365,249	0.56	(d)	0.72	(d)	1.82	(d)	112
17.18	2.20		7,306	1.06	(d)	1.22	(d)	1.30	(d)	112
17.07	2.40		7,736	0.71	(d)	0.87	(d)	1.59	(d)	112
17.04	2.10		875	1.21	(d)	1.37	(d)	0.99	(d)	112

16.86	15.42		62,704	0.96		1.14		1.00		222
16.71	14.50		16,567	1.71		1.89		0.25		222
16.85	15.89		389,534	0.56		0.74		1.39		222
16.92	15.24		6,062	1.06		1.24		0.91		222
16.81	15.62		5,238	0.71		0.88		1.27		222
16.81	15.13		332	1.21		1.39		0.49		222
14.75	30.54		52,993	0.95		1.14		1.95	(e)	221
14.63	29.61		13,723	1.70		1.90		0.91	(e)	221
14.74	31.13		245,662	0.55		0.75		2.21	(e)	221
14.81	30.40		5,061	1.05		1.25		1.64	(e)	221
14.72	30.88		293	0.71		0.91		1.72	(e)	221
14.71	30.25		79	1.20		1.40		1.23	(e)	221
11.49	14.44	(f)	107,535	0.95		1.11		1.53		135
11.40	13.65	(f)	11,018	1.70		1.86		0.77		135
11.48	14.91	(f)	337,650	0.55		0.71		1.91		135
11.54	14.38	(f)	5,117	1.05		1.21		1.48		135
11.47	14.77	(f)	128	0.70		0.86		1.74		135
11.46	14.08	(f)	33	1.20		1.36		1.18		135
10.19	9.15		133,611	0.95		1.13		1.31		56
10.11	8.30		11,928	1.70		1.88		0.55		56
10.18	9.61		365,385	0.55		0.73		1.69		56
10.23	9.02		7,699	1.05		1.23		1.19		56
10.17	9.48		67	0.70		0.88		1.48		56
10.17	8.96		10	1.20		1.38		1.13		56
9.47	14.09		140,737	0.94		1.10		1.45		41
9.40	13.22		11,940	1.69		1.85		0.68		41
9.46	14.59		362,324	0.54		0.70		1.86		41
9.51	14.05		6,601	1.04		1.20		1.33		41
9.45	14.31		16	0.69		0.85		1.64		41
9.45	13.74		47	1.19		1.35		1.15		41

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)		Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2015 - A	$18.25	$0.03	(d)	$1.20		$1.23	$—
2015 - C	16.18	(0.04	)(d)	1.07		1.03	—
2015 - Institutional	18.94	0.07	(d)	1.25		1.32	(0.07)
2015 - Service	18.00	0.03	(d)	1.17		1.20	—
2015 - IR	18.14	0.05	(d)	1.20		1.25	(0.02)
2015 - R	17.98	0.01	(d)	1.19		1.20	—

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2014 - A	16.86	0.01		1.52		1.53	(0.14)
2014 - C	15.01	(0.11)		1.36		1.25	(0.08)
2014 - Institutional	17.48	0.09		1.57		1.66	(0.20)
2014 - Service	16.64	(0.01)		1.50		1.49	(0.13)
2014 - IR	16.70	0.08		1.48		1.56	(0.12)
2014 - R	16.67	(0.03)		1.49		1.46	(0.15)
2013 - A	12.93	0.20	(f)	3.75		3.95	(0.02)
2013 - C	11.57	0.06	(f)	3.38		3.44	—
2013 - Institutional	13.42	0.25	(f)	3.91		4.16	(0.10)
2013 - Service	12.78	0.17	(f)	3.72		3.89	(0.03)
2013 - IR	12.83	0.23	(f)	3.72		3.95	(0.08)
2013 - R	12.81	0.03	(f)	3.86		3.89	(0.03)
2012 - A	12.06	0.01	(g)	0.96	(h)	0.97	(0.10)
2012 - C	10.81	(0.07	)(g)	0.86	(h)	0.79	(0.03)
2012 - Institutional	12.53	0.07	(g)	0.98	(h)	1.05	(0.16)
2012 - Service	11.94	0.01	(g)	0.94	(h)	0.95	(0.11)
2012 - IR	12.00	0.05	(g)	0.94	(h)	0.99	(0.16)
2012 - R	11.97	(0.01	)(g)	0.94	(h)	0.93	(0.09)
2011 - A	10.92	0.06	(i)	1.15		1.21	(0.07)
2011 - C	9.82	(0.04	)(i)	1.04		1.00	(0.01)
2011 - Institutional	11.34	0.11	(i)	1.19		1.30	(0.11)
2011 - Service	10.82	0.04	(i)	1.13		1.17	(0.05)
2011 - IR	10.87	0.08	(i)	1.15		1.23	(0.10)
2011 - R	10.86	0.02	(i)	1.15		1.17	(0.06)
2010 - A	8.45	0.04	(j)	2.50		2.54	(0.07)
2010 - C	7.62	(0.03	)(j)	2.26		2.23	(0.03)
2010 - Institutional	8.78	0.09	(j)	2.57		2.66	(0.10)
2010 - Service	8.37	0.03	(j)	2.48		2.51	(0.06)
2010 - IR	8.42	0.06	(j)	2.49		2.55	(0.10)
2010 - R	8.41	(0.01	)(j)	2.51		2.50	(0.05)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.22% of average net assets.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.13 per share and 0.85% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.17% of average net assets.
(h)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.04 per share. Excluding such payment, the total return would have been 7.71%, 6.95%, 6.89%, 8.17%, 7.63%, 8.02%, and 7.44%, respectively.
(i)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.55% of average net assets.
(j)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.56% of average net assets.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$19.48	6.74%		$39,421	1.26	%(e)	1.46	%(e)	0.33	%(d)(e)	56%
17.21	6.37		15,201	2.01	(e)	2.21	(e)	(0.42	)(d)(e)	56
20.19	6.98		103,872	0.86	(e)	1.07	(e)	0.75	(d)(e)	56
19.20	6.67		1,127	1.36	(e)	1.57	(e)	0.36	(d)(e)	56
19.37	6.93		486	1.01	(e)	1.21	(e)	0.58	(d)(e)	56
19.18	6.67		8,850	1.51	(e)	1.71	(e)	0.07	(d)(e)	56

18.25	9.16		40,458	1.27		1.51		0.07		130
16.18	8.33		15,348	2.02		2.26		(0.68)		130
18.94	9.58		119,013	0.87		1.11		0.47		130
18.00	9.02		1,769	1.37		1.60		(0.04)		130
18.14	9.39		448	1.02		1.24		0.47		130
17.98	8.83		8,126	1.52		1.76		(0.18)		130
16.86	30.64		42,607	1.26		1.46		1.39	(f)	151
15.01	29.73		16,202	2.01		2.21		0.45	(f)	151
17.48	31.18		134,276	0.86		1.06		1.61	(f)	151
16.64	30.55		2,514	1.36		1.56		1.13	(f)	151
16.70	30.94		1,767	1.01		1.21		1.62	(f)	151
16.67	30.39		7,450	1.51		1.73		0.18	(f)	151
12.93	8.04	(h)	49,863	1.25		1.46		0.15	(g)	125
11.57	7.26	(h)	12,487	2.00		2.21		(0.57	)(g)	125
13.42	8.49	(h)	123,556	0.85		1.06		0.55	(g)	125
12.78	7.97	(h)	2,133	1.35		1.56		0.10	(g)	125
12.83	8.36	(h)	5,389	1.00		1.21		0.43	(g)	125
12.81	7.78	(h)	357	1.50		1.71		(0.05	)(g)	125
12.06	11.05		65,299	1.25		1.42		0.45	(i)	34
10.81	10.14		13,338	2.00		2.17		(0.32	)(i)	34
12.53	11.49		86,058	0.85		1.02		0.87	(i)	34
11.94	10.84		1,548	1.35		1.52		0.32	(i)	34
12.00	11.32		4,959	1.00		1.17		0.70	(i)	34
11.97	10.78		207	1.50		1.67		0.14	(i)	34
10.92	30.23		104,435	1.25		1.39		0.43	(j)	70
9.82	29.29		13,788	2.00		2.14		(0.37	)(j)	70
11.34	30.76		240,597	0.85		0.99		0.88	(j)	70
10.82	30.16		1,431	1.35		1.49		0.33	(j)	70
10.87	30.55		35	1.00		1.14		0.63	(j)	70
10.86	29.90		184	1.50		1.64		(0.11	)(j)	70

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2015 - A	$31.17	$(0.04	)(d)	$2.37		$2.33	$—	$(1.79)	$(1.79)
2015 - C	26.12	(0.13	)(d)	1.97		1.84	—	(1.79)	(1.79)
2015 - Institutional	35.10	0.03	(d)	2.69		2.72	—	(1.79)	(1.79)
2015 - IR	31.59	(0.02	)(d)	2.42		2.40	—	(1.79)	(1.79)
2015 - R	30.51	(0.08	)(d)	2.32		2.24	—	(1.79)	(1.79)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2014 - A	31.10	(0.10)		2.67		2.57	—	(2.50)	(2.50)
2014 - C	26.64	(0.27)		2.25		1.98	—	(2.50)	(2.50)
2014 - Institutional	34.59	0.01		3.00		3.01	—	(2.50)	(2.50)
2014 - IR	31.41	(0.04)		2.72		2.68	—	(2.50)	(2.50)
2014 - R	30.56	(0.19)		2.64		2.45	—	(2.50)	(2.50)
2013 - A	23.40	0.18	(f)	7.70		7.88	(0.18)	—	(0.18)
2013 - C	20.09	(0.03	)(f)	6.63		6.60	(0.05)	—	(0.05)
2013 - Institutional	26.01	0.29	(f)	8.57		8.86	(0.28)	—	(0.28)
2013 - IR	23.64	0.18	(f)	7.83		8.01	(0.24)	—	(0.24)
2013 - R	23.08	—	(f)(g)	7.68		7.68	(0.20)	—	(0.20)
2012 - A	21.22	0.04	(h)	2.14	(i)	2.18	—	—	—
2012 - C	18.35	(0.11	)(h)	1.85	(i)	1.74	—	—	—
2012 - Institutional	23.49	0.15	(h)	2.37	(i)	2.52	—	—	—
2012 - IR	21.39	0.03	(h)	2.22	(i)	2.25	—	—	—
2012 - R	20.98	(0.01	)(h)	2.11	(i)	2.10	—	—	—
2011 - A	18.49	(0.05	)(j)	2.78		2.73	—	—	—
2011 - C	16.11	(0.18	)(j)	2.42		2.24	—	—	—
2011 - Institutional	20.38	0.03	(j)	3.08		3.11	—	—	—
2011 - IR	18.58	(0.08	)(j)	2.89		2.81	—	—	—
2011 - R	18.33	(0.11	)(j)	2.76		2.65	—	—	—
2010 - A	14.23	0.01	(k)	4.30		4.31	(0.05)	—	(0.05)
2010 - C	12.45	(0.10	)(k)	3.76		3.66	—	—	—
2010 - Institutional	15.67	0.07	(k)	4.74		4.81	(0.10)	—	(0.10)
2010 - IR	14.30	0.04	(k)	4.33		4.37	(0.09)	—	(0.09)
2010 - R	14.15	(0.03	)(k)	4.27		4.24	(0.06)	—	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.14% of average net assets.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.17 per share and 0.65% of average net assets.
(g)	Amount is less than $0.005 per share.
(h)	Reflects income recognized from special dividends which amounted to $0.11 per share and 0.51% of average net assets.
(i)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.11 per share. Excluding such payment, the total return would have been 9.73%, 8.82%, 8.86%, 10.23%, 9.98% and 9.46%, respectively.
(j)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.34% of average net assets.
(k)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.63% of average net assets.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$31.71	7.85%		$39,678	1.27	%(e)	1.65	%(e)	(0.23	)%(e)(d)	56%
26.17	7.47		7,494	2.02	(e)	2.40	(e)	(0.97	)(e)(d)	56
36.03	8.09		41,351	0.87	(e)	1.25	(e)	0.16	(e)(d)	56
32.20	7.97		6,507	1.02	(e)	1.41	(e)	(0.15	)(e)(d)	56
30.96	7.72		1,381	1.52	(e)	1.90	(e)	(0.51	)(e)(d)	56

31.17	8.74		32,390	1.30		1.86		(0.33)		162
26.12	7.96		7,124	2.05		2.61		(1.08)		162
35.10	9.15		30,166	0.90		1.47		0.02		162
31.59	9.02		1,269	1.05		1.62		(0.12)		162
30.51	8.48		847	1.54		2.09		(0.63)		162
31.10	33.98		30,803	1.30		1.93		0.67	(f)	163
26.64	32.92		7,402	2.05		2.68		(0.12	)(f)	163
34.59	34.48		14,171	0.90		1.53		0.96	(f)	163
31.41	34.25		639	1.05		1.71		0.62	(f)	163
30.56	33.60		209	1.55		2.18		(0.01	)(f)	163
23.40	10.24	(i)	25,662	1.25		1.96		0.16	(h)	116
20.09	9.46	(i)	5,247	2.00		2.71		(0.59	)(h)	116
26.01	10.70	(i)	7,733	0.85		1.55		0.57	(h)	116
23.64	10.49	(i)	176	1.00		1.70		0.12	(h)	116
23.08	9.98	(i)	30	1.50		2.20		(0.08	)(h)	116
21.22	14.76		24,979	1.25		1.96		(0.26	)(j)	52
18.35	13.90		5,180	2.00		2.71		(1.00	)(j)	52
23.49	15.26		6,959	0.85		1.56		0.14	(j)	52
21.39	15.12		38	1.00		1.71		(0.38	)(j)	52
20.98	14.46		19	1.50		2.21		(0.51	)(j)	52
18.49	30.38		22,598	1.25		2.09		0.03	(k)	100
16.11	29.40		5,263	2.00		2.84		(0.70	)(k)	100
20.38	30.87		5,649	0.85		1.69		0.39	(k)	100
18.58	30.66		10	1.00		1.84		0.26	(k)	100
18.33	30.07		47	1.50		2.34		(0.21	)(k)	100

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2015 - A	$38.89	$0.21		$1.20		$1.41	$(0.14)	$(0.59)	$(0.73)
2015 - C	30.40	0.05		0.94		0.99	—	(0.59)	(0.59)
2015 - Institutional	48.49	0.35		1.51		1.86	(0.29)	(0.59)	(0.88)
2015 - IR	38.84	0.26		1.18		1.44	(0.23)	(0.59)	(0.82)
2015 - R	38.50	0.14		1.20		1.34	(0.02)	(0.59)	(0.61)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2014 - A	35.97	0.15		2.95		3.10	(0.18)	—	(0.18)
2014 - C	28.20	(0.10)		2.31		2.21	(0.01)	—	(0.01)
2014 - Institutional	44.76	0.38		3.67		4.05	(0.32)	—	(0.32)
2014 - IR	35.92	0.25		2.94		3.19	(0.27)	—	(0.27)
2014 - R	35.62	0.07		2.92		2.99	(0.11)	—	(0.11)
2013 - A	28.75	0.42	(e)	7.12		7.54	(0.32)	—	(0.32)
2013 - C	22.62	0.15	(e)	5.60		5.75	(0.17)	—	(0.17)
2013 - Institutional	35.67	0.69	(e)	8.84		9.53	(0.44)	—	(0.44)
2013 - IR	28.75	0.49	(e)	7.11		7.60	(0.43)	—	(0.43)
2013 - R	28.54	0.31	(e)	7.09		7.40	(0.32)	—	(0.32)
2012 - A	26.36	0.22	(f)	2.31	(h)	2.53	(0.14)	—	(0.14)
2012 - C	20.79	—	(f)(g)	1.83	(h)	1.83	—	—	—
2012 - Institutional	32.66	0.47	(f)	2.79	(h)	3.26	(0.25)	—	(0.25)
2012 - IR	26.40	0.31	(f)	2.28	(h)	2.59	(0.24)	—	(0.24)
2012 - R	26.21	0.15	(f)	2.30	(h)	2.45	(0.12)	—	(0.12)
2011 - A	24.10	0.15	(i)	2.27		2.42	(0.16)	—	(0.16)
2011 - C	19.06	(0.04	)(i)	1.80		1.76	(0.03)	—	(0.03)
2011 - Institutional	29.80	0.32	(i)	2.79		3.11	(0.25)	—	(0.25)
2011 - IR	24.15	0.24	(i)	2.24		2.48	(0.23)	—	(0.23)
2011 - R	23.99	0.07	(i)	2.26		2.33	(0.11)	—	(0.11)
2010 - A	18.78	0.16	(j)	5.34		5.50	(0.18)	—	(0.18)
2010 - C	14.94	—	(g)(j)	4.24		4.24	(0.12)	—	(0.12)
2010 - Institutional	23.11	0.30	(j)	6.59		6.89	(0.20)	—	(0.20)
2010 - IR	18.78	0.22	(j)	5.34		5.56	(0.19)	—	(0.19)
2010 - R	18.74	0.10	(j)	5.33		5.43	(0.18)	—	(0.18)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.20 per share and 0.65% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.33% of average net assets.
(g)	Amount is less than $0.005 per share.
(h)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.07 per share. Excluding such payment, the total return would have been 9.34%, 8.35%, 8.44%, 9.81%, 9.55% and 9.09%, respectively.
(i)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.27% of average net assets.
(j)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.33% of average net assets.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$39.57	3.68%		$100,653	1.25	%(d)	1.51	%(d)	1.06	%(d)	57%
30.80	3.31		18,354	2.00	(d)	2.26	(d)	0.31	(d)	57
49.47	3.89		18,267	0.85	(d)	1.11	(d)	1.44	(d)	57
39.46	3.79		1,749	1.00	(d)	1.26	(d)	1.32	(d)	57
39.23	3.54		1,002	1.50	(d)	1.76	(d)	0.74	(d)	57

38.89	8.66		96,094	1.27		1.59		0.41		114
30.40	7.84		18,994	2.02		2.34		(0.34)		114
48.49	9.12		15,973	0.87		1.20		0.81		114
38.84	8.94		1,788	1.02		1.35		0.66		114
38.50	8.40		1,176	1.52		1.84		0.18		114
35.97	26.54		99,381	1.26		1.54		1.32	(e)	141
28.20	25.63		19,416	2.00		2.29		0.58	(e)	141
44.76	27.05		12,204	0.86		1.13		1.74	(e)	141
35.92	26.91		1,310	1.01		1.29		1.53	(e)	141
35.62	26.21		1,154	1.51		1.79		0.96	(e)	141
28.75	9.60	(h)	87,084	1.25		1.52		0.79	(f)	85
22.62	8.78	(h)	17,808	2.00		2.27		0.04	(f)	85
35.67	10.02	(h)	12,310	0.85		1.11		1.30	(f)	85
28.75	9.82	(h)	455	1.00		1.26		1.11	(f)	85
28.54	9.35	(h)	699	1.50		1.75		0.52	(f)	85
26.36	10.03		91,426	1.25		1.54		0.58	(i)	33
20.79	9.21		19,248	2.00		2.29		(0.17	)(i)	33
32.66	10.46		3,479	0.85		1.14		0.97	(i)	33
26.40	10.29		223	1.00		1.29		0.96	(i)	33
26.21	9.71		214	1.50		1.79		0.26	(i)	33
24.10	29.47		95,864	1.25		1.55		0.72	(j)	85
19.06	28.54		21,671	2.00		2.30		(0.02	)(j)	85
29.80	30.03		2,462	0.85		1.15		1.10	(j)	85
24.15	29.83		28	1.00		1.30		0.99	(j)	85
23.99	29.17		120	1.50		1.80		0.45	(j)	85

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)		Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2015 - A	$40.20	$0.21		$1.46		$1.67	$(0.29)
2015 - C	36.78	0.05		1.34		1.39	(0.04)
2015 - Institutional	41.29	0.29		1.51		1.80	(0.45)
2015 - Service	40.12	0.14		1.51		1.65	(0.26)
2015 - IR	39.89	0.24		1.46		1.70	(0.40)
2015 - R	39.80	(0.02)		1.63		1.61	(0.33)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2014 - A	34.52	0.33		5.71		6.04	(0.36)
2014 - C	31.63	0.05		5.24		5.29	(0.14)
2014 - Institutional	35.44	0.49		5.86		6.35	(0.50)
2014 - Service	34.44	0.29		5.71		6.00	(0.32)
2014 - IR	34.26	0.42		5.67		6.09	(0.46)
2014 - R	34.16	0.23		5.67		5.90	(0.26)
2013 - A	26.80	0.44		7.68		8.12	(0.40)
2013 - C	24.59	0.19		7.07		7.26	(0.22)
2013 - Institutional	27.51	0.53		7.91		8.44	(0.51)
2013 - Service	26.76	0.41		7.65		8.06	(0.38)
2013 - IR	26.62	0.45		7.67		8.12	(0.48)
2013 - R	26.58	0.36		7.61		7.97	(0.39)
2012 - A	24.21	0.33	(e)	2.70	(f)	3.03	(0.44)
2012 - C	22.25	0.13	(e)	2.48	(f)	2.61	(0.27)
2012 - Institutional	24.82	0.44	(e)	2.77	(f)	3.21	(0.52)
2012 - Service	24.14	0.30	(e)	2.70	(f)	3.00	(0.38)
2012 - IR	24.08	0.37	(e)	2.69	(f)	3.06	(0.52)
2012 - R	23.98	0.22	(e)	2.73	(f)	2.95	(0.35)
2011 - A	22.32	0.31	(g)	1.87		2.18	(0.29)
2011 - C	20.54	0.12	(g)	1.72		1.84	(0.13)
2011 - Institutional	22.89	0.44	(g)	1.87		2.31	(0.38)
2011 - Service	22.25	0.28	(g)	1.87		2.15	(0.26)
2011 - IR	22.21	0.36	(g)	1.86		2.22	(0.35)
2011 - R	22.11	0.24	(g)	1.85		2.09	(0.22)
2010 - A	19.75	0.24		2.63		2.87	(0.30)
2010 - C	18.21	0.07		2.44		2.51	(0.18)
2010 - Institutional	20.25	0.33		2.69		3.02	(0.38)
2010 - Service	19.66	0.23		2.60		2.83	(0.24)
2010 - IR	19.65	0.29		2.63		2.92	(0.36)
2010 - R	19.63	0.18		2.61		2.79	(0.31)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.06 per share and 0.23% of average net assets.
(f)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.02 per share. Excluding such payment, the total return would have been 12.61%, 11.75%, 11.75%, 13.08%, 12.50%, 12.87%, and 12.33%, respectively.
(g)	Reflects income recognized from a non-recurring special dividend which amounted to $0.03 per share and 0.13% of average net assets.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$41.58	4.16%		$283,551	0.96	%(d)	1.19	%(d)	1.00	%(d)	99%
38.13	3.77		39,136	1.71	(d)	1.94	(d)	0.25	(d)	99
42.64	4.37		143,191	0.56	(d)	0.79	(d)	1.37	(d)	99
41.51	4.10		2,950	1.06	(d)	1.30	(d)	0.69	(d)	99
41.19	4.27		2,809	0.71	(d)	0.94	(d)	1.17	(d)	99
41.08	4.01		26,649	1.21	(d)	1.47	(d)	(0.09	)(d)	99

40.20	17.67		275,574	0.97		1.21		0.88		222
36.78	16.80		36,503	1.72		1.96		0.13		222
41.29	18.14		105,300	0.57		0.81		1.27		222
40.12	17.57		1,132	1.07		1.31		0.78		222
39.89	17.98		1,003	0.72		0.96		1.13		222
39.80	17.42		457	1.22		1.46		0.63		222
34.52	30.75		256,626	0.95		1.21		1.46		203
31.63	29.78		34,143	1.70		1.96		0.70		203
35.44	31.27		64,809	0.56		0.82		1.70		203
34.44	30.57		1,020	1.05		1.31		1.37		203
34.26	31.06		546	0.71		0.97		1.48		203
34.16	30.42		343	1.20		1.46		1.19		203
26.80	12.69	(f)	239,796	0.95		1.20		1.31	(e)	121
24.59	11.84	(f)	30,979	1.70		1.95		0.55	(e)	121
27.51	13.16	(f)	33,613	0.55		0.80		1.69	(e)	121
26.76	12.58	(f)	1,036	1.05		1.30		1.18	(e)	121
26.62	12.96	(f)	198	0.70		0.95		1.45	(e)	121
26.58	12.42	(f)	336	1.20		1.44		0.85	(e)	121
24.21	9.83		278,353	0.95		1.19		1.28	(g)	46
22.25	9.00		32,665	1.70		1.94		0.52	(g)	46
24.82	10.20		33,581	0.55		0.79		1.76	(g)	46
24.14	9.74		962	1.05		1.29		1.19	(g)	46
24.08	10.09		105	0.70		0.94		1.57	(g)	46
23.98	9.53		29	1.20		1.44		1.03	(g)	46
22.32	14.67		301,843	0.95		1.18		1.12		47
20.54	13.84		34,942	1.70		1.93		0.37		47
22.89	15.10		115,177	0.55		0.78		1.54		47
22.25	14.50		1,273	1.05		1.28		1.10		47
22.21	15.00		8	0.70		0.93		1.37		47
22.11	14.35		48	1.20		1.43		0.88		47

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements

April 30, 2015 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights and U.S. Equity Insights	A, C, Institutional, Service, IR and R	Diversified
Small Cap Growth Insights and Small Cap Value Insights	A, C, Institutional, IR and R	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

At the close of business on November 14, 2014, Class B Shares of each Fund were converted to Class A Shares of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

B.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

C.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Large Cap Value Insights	Quarterly	Annually
Large Cap Growth Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Money Market Fund are valued at the NAV of the FST Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy.

The Goldman Sachs Financial Square Money Market Fund may invest in debt securities which are valued daily on the basis of quotations supplied by dealers, if market quotations are readily available, or an independent pricing service approved by the

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2015:

LARGE CAP GROWTH INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$15,274,199	$—	$—
North America	667,977,466	—	—
Short-term Investments	—	25,200,000	—
Securities Lending Reinvestment Vehicle	3,175,950	—	—
Total	$686,427,615	$25,200,000	$—

Derivative Type
Liabilities(b)
Futures Contracts	$(30,426)	$—	$—

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

LARGE CAP VALUE INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$8,219,208	$—	$—
North America	445,089,862	—	—
Short-term Investments	—	9,800,000	—
Securities Lending Reinvestment Vehicle	2,957,400	—	—
Total	$456,266,470	$9,800,000	$—

Derivative Type
Assets(b)
Futures Contracts	$20,046	$—	$—

SMALL CAP EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$1,547,118	$—	$—
North America	163,392,339	—	—
South America	316,767	—	—
Short-term Investments	—	4,300,000	—
Securities Lending Reinvestment Vehicle	6,628,723	—	—
Total	$171,884,947	$4,300,000	$—

Derivative Type
Liabilities(b)
Futures Contracts	$(88,824)	$—	$—

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP GROWTH INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$1,356,745	$—	$—
North America	90,492,352	—	—
Short-term Investments	—	5,100,000	—
Securities Lending Reinvestment Vehicle	4,509,825	—	—
Total	$96,358,922	$5,100,000	$—

Derivative Type	Level 1	Level 2	Level 3
Liabilities(b)
Futures Contracts	$(107,851)	$—	$—

SMALL CAP VALUE INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$180,180	$—	$—
Europe	336,554	—	—
North America	135,778,868	—	—
South America	52,472	—	—
Short-term Investments	—	3,500,000	—
Securities Lending Reinvestment Vehicle	5,159,825	—	—
Total	$141,507,899	$3,500,000	$—

Derivative Type
Liabilities(b)
Futures Contracts	$(31,053)	$—	$—

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$7,321,778	$—	$—
North America	482,741,804	—	—
Short-term Investments	—	8,700,000	—
Total	$490,063,582	$8,700,000	$—

Derivative Type
Assets(b)
Futures Contracts	$1,442	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of April 30, 2015. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Risk	Fund	Statements of Assets and Liabilities	Assets(a)	Liabilities(a)
Equity	Large Cap Growth Insights	Variation margin on certain derivative contracts	$—	$(30,426)
Equity	Large Cap Value Insights	Variation margin on certain derivative contracts	20,046	—
Equity	Small Cap Equity Insights	Variation margin on certain derivative contracts	—	(88,824)
Equity	Small Cap Growth Insights	Variation margin on certain derivative contracts	—	(107,851)
Equity	Small Cap Value Insights	Variation margin on certain derivative contracts	—	(31,053)
Equity	U.S. Equity Insights	Variation margin on certain derivative contracts	1,442	—

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Risk	Fund	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Large Cap Growth Insights	$511,184	$(425,253)	127
Equity	Large Cap Value Insights	491,345	(175,942)	59
Equity	Small Cap Equity Insights	253,289	(322,727)	23
Equity	Small Cap Growth Insights	111,105	(146,766)	17
Equity	Small Cap Value Insights	158,665	(75,955)	15
Equity	U.S. Equity Insights	530,038	(109,170)	68

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2015.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2015, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate*^
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion	Effective Rate
Large Cap Growth Insights	0.65%	0.59%	0.56%	0.55%	0.54%	0.65%	0.52%
Large Cap Value Insights	0.60	0.54	0.51	0.50	0.49	0.60	0.52
Small Cap Equity Insights	0.85	0.85	0.77	0.73	0.72	0.85	0.82
Small Cap Growth Insights	0.85	0.85	0.77	0.73	0.72	0.85	0.83	#
Small Cap Value Insights	0.85	0.85	0.77	0.73	0.72	0.85	0.81
U.S. Equity Insights	0.65	0.59	0.56	0.55	0.54	0.65	0.52

*	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least February 29, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Effective Net Management Rates above are calculated based on management rates before and after waivers had been adjusted, if applicable.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
#	Effective February 27, 2015, GSAM agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.81% for the Small Cap Growth Insights Fund. Prior to February 27, 2015, the effective net management rate for the Small Cap Growth Insights Fund was 0.84%.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2015, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Large Cap Growth Insights	$21,335	$1
Large Cap Value Insights	3,521	339
Small Cap Equity Insights	1,288	268
Small Cap Growth Insights	2,808	—
Small Cap Value Insights	1,314	—	*
U.S. Equity Insights	6,032	349

*	Amount is less than $0.50.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.004%. These Other Expense limitations will remain in place through at least February 29, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reimbursements
Large Cap Growth Insights	$347,836	$230,446	$578,282
Large Cap Value Insights	201,905	188,507	390,412
Small Cap Equity Insights	26,227	148,781	175,008
Small Cap Growth Insights	8,833	145,684	154,517
Small Cap Value Insights	28,160	153,917	182,077
U.S. Equity Insights	307,252	234,322	541,574

G.  Line of Credit Facility — As of April 30, 2015, the Funds participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2015, the Funds did not have any borrowings under the facility. The facility was increased to $1,205,000,000 effective May 5, 2015.

H.  Other Transactions with Affiliates — For the six months ended April 30, 2015, Goldman Sachs earned $5,850, $505, $1,020, $400, $93 and $2,626 in brokerage commissions from portfolio transactions, on behalf of the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds, respectively.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of April 30, 2015, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Equity Growth Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio
Large Cap Growth Insights	5%	—%	9%	14%	17%
Large Cap Value Insights	8	—	15	23	27
Small Cap Equity Insights	1	19	5	5	7

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2015, were as follows:

Fund	Purchases	Sales and Maturities
Large Cap Growth Insights	$813,228,764	$541,605,742
Large Cap Value Insights	543,813,970	568,900,944
Small Cap Equity Insights	96,749,968	122,323,945
Small Cap Growth Insights	60,309,435	44,353,208
Small Cap Value Insights	77,858,148	83,183,096
U.S. Equity Insights	518,815,365	459,130,951

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), an affiliated series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

7. SECURITIES LENDING (continued)

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Funds sustain losses as a result of a borrower’s default, GSAL indemnifies the Funds by purchasing replacement securities at its expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Funds agree to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is at least equal to the value of the cash received. The value of loaned securities and cash collateral at period end are disclosed in the Funds’ Statements of Assets and Liabilities.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended April 30, 2015, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months Ended April 30, 2015		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of April 30, 2015
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Large Cap Growth Insights	$2,140	$13,182	$—
Large Cap Value Insights	1,660	11,300	2,957,400
Small Cap Equity Insights	9,418	15,668	1,789,723
Small Cap Growth Insights	7,627	21,492	321,975
Small Cap Value Insights	6,826	5,672	1,491,750
U.S. Equity Insights	1,030	4,157	—

The following table provides information about the Funds’ investment in the Money Market Fund as of and for the six months ended April 30,2015:

Fund	Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year
Large Cap Growth Insights	9,972,213	27,838,418	(34,634,681)	3,175,950	$3,175,950
Large Cap Value Insights	5,490,200	28,123,923	(30,656,723)	2,957,400	2,957,400
Small Cap Equity Insights	16,225,232	40,714,681	(50,311,191)	6,628,722	6,628,722
Small Cap Growth Insights	5,813,078	21,495,102	(22,798,355)	4,509,825	4,509,825
Small Cap Value Insights	6,709,250	27,854,575	(29,404,000)	5,159,825	5,159,825
U.S. Equity Insights	7,637,400	19,529,794	(27,167,194)	—	—

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2014, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Capital loss carryforwards:(1)
Expiring 2017	$(287,917,747)	$(330,284,652)	$(96,353,932)	$—	$—	$(2,918,116)
Timing differences (Qualified Late Year Loss Deferrals)	$—	$—	$—	$(229,769)	$—	$—

(1)	Expiration occurs on October 31 of the year indicated

As of April 30, 2015, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Tax Cost	$692,467,504	$469,686,393	$166,906,875	$93,599,938	$134,960,009	$485,985,331
Gross unrealized gain	32,401,253	10,499,320	20,491,192	11,469,284	17,230,117	24,716,303
Gross unrealized loss	(13,241,142)	(14,119,243)	(11,213,120)	(3,610,300)	(7,182,227)	(11,938,052)
Net unrealized gains (losses) on securities	$19,160,111	$(3,619,923)	$9,278,072	$7,858,984	$10,047,890	$12,778,251

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 31, 2015 (Unaudited)

9. OTHER RISKS (continued)

These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Large Cap Growth Insights Fund

	For the Six Months Ended April 30, 2015 (Unaudited)		For the Fiscal Year Ended October 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,628,728	$104,749,642	1,140,971	$23,041,804
Reinvestment of distributions	29,769	663,856	29,429	536,186
Shares converted from Class B	84,680	1,853,649	34,771	682,123
Shares redeemed	(899,043)	(19,981,903)	(972,493)	(19,422,128)
	3,844,134	87,285,244	232,678	4,837,985
Class B Shares(a)
Shares sold	1,430	28,727	4,202	79,218
Reinvestment of distributions	—	—	335	5,643
Shares converted to Class A	(92,267)	(1,853,649)	(37,723)	(682,123)
Shares redeemed	(26,872)	(539,632)	(64,301)	(1,155,549)
	(117,709)	(2,364,554)	(97,487)	(1,752,811)
Class C Shares
Shares sold	794,726	16,362,990	206,466	3,840,197
Reinvestment of distributions	2,142	43,723	2,208	36,935
Shares redeemed	(74,393)	(1,539,214)	(75,781)	(1,365,814)
	722,475	14,867,499	132,893	2,511,318
Institutional Shares
Shares sold	9,926,099	227,186,565	3,689,139	73,143,280
Reinvestment of distributions	113,490	2,601,195	167,029	3,125,118
Shares redeemed	(2,345,864)	(54,456,828)	(7,291,686)	(149,714,093)
	7,693,725	175,330,932	(3,435,518)	(73,445,695)
Service Shares
Shares sold	56,880	1,271,223	26,507	541,116
Reinvestment of distributions	224	4,945	—	—
Shares redeemed	(7,195)	(157,939)	(72,284)	(1,311,426)
	49,909	1,118,229	(45,777)	(770,310)
Class IR Shares
Shares sold	869,746	19,247,503	939,114	19,456,980
Reinvestment of distributions	11,163	245,693	452	8,140
Shares redeemed	(796,590)	(17,670,029)	(9,849)	(195,622)
	84,319	1,823,167	929,717	19,269,498
Class R Shares
Shares sold	136,493	2,967,094	12,928	263,010
Reinvestment of distributions	358	7,860	169	3,030
Shares redeemed	(22,964)	(502,816)	(8,006)	(159,897)
	113,887	2,472,138	5,091	106,143
NET INCREASE (DECREASE)	12,390,740	$280,532,655	(2,278,403)	$(49,243,872)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Large Cap Value Insights Fund

	For the Six Months Ended April 30, 2015 (Unaudited)		For the Fiscal Year Ended October 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	577,539	$9,932,004	1,244,957	$20,053,474
Reinvestment of distributions	24,223	419,569	32,033	509,338
Shares converted from Class B	6,658	113,458	1,748	28,286
Shares redeemed	(471,726)	(8,123,458)	(1,150,727)	(18,291,690)
	136,694	2,341,573	128,011	2,299,408
Class B Shares(a)
Shares sold	—	—	1,211	19,707
Reinvestment of distributions	—	—	73	1,120
Shares converted to Class A	(6,694)	(113,458)	(1,759)	(28,286)
Shares redeemed	(29,394)	(498,274)	(48,028)	(743,920)
	(36,088)	(611,732)	(48,503)	(751,379)
Class C Shares
Shares sold	150,783	2,574,158	260,358	4,120,167
Reinvestment of distributions	3,207	55,119	2,277	35,992
Shares redeemed	(182,366)	(3,101,565)	(209,275)	(3,277,855)
	(28,376)	(472,288)	53,360	878,304
Institutional Shares
Shares sold	3,860,147	64,636,949	9,200,717	146,961,493
Reinvestment of distributions	204,092	3,532,411	260,091	4,145,244
Shares redeemed	(5,831,889)	(100,216,699)	(2,999,668)	(47,610,683)
	(1,767,650)	(32,047,339)	6,461,140	103,496,054
Service Shares
Shares sold	136,541	2,363,088	83,939	1,351,563
Reinvestment of distributions	2,507	43,604	2,905	46,412
Shares redeemed	(72,089)	(1,235,585)	(70,290)	(1,097,018)
	66,959	1,171,107	16,554	300,957
Class IR Shares
Shares sold	165,774	2,847,329	301,660	4,816,810
Reinvestment of distributions	3,225	55,695	2,052	33,636
Shares redeemed	(27,288)	(471,132)	(12,031)	(194,521)
	141,711	2,431,892	291,681	4,655,925
Class R Shares
Shares sold	33,025	570,895	19,968	319,030
Reinvestment of distributions	134	2,319	27	420
Shares redeemed	(1,518)	(25,813)	(5,619)	(88,919)
	31,641	547,401	14,376	230,531
NET INCREASE (DECREASE)	(1,455,109)	$(26,639,386)	6,916,619	$111,109,800

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Equity Insights Fund

	For the Six Months Ended April 30, 2015 (Unaudited)		For the Fiscal Year Ended October 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	381,936	$7,336,858	641,097	$11,340,505
Reinvestment of distributions	—	—	19,655	335,904
Shares converted from Class B	1,362	25,015	1,048	18,626
Shares redeemed	(576,999)	(11,153,806)	(971,627)	(16,959,478)
	(193,701)	(3,791,933)	(309,827)	(5,264,443)
Class B Shares(a)
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares converted to Class A	(1,528)	(25,015)	(1,171)	(18,626)
Shares redeemed	(11,958)	(195,796)	(15,554)	(244,030)
	(13,486)	(220,811)	(16,725)	(262,656)
Class C Shares
Shares sold	71,532	1,213,133	164,552	2,568,567
Reinvestment of distributions	—	—	4,716	71,917
Shares redeemed	(136,894)	(2,304,550)	(300,056)	(4,687,663)
	(65,362)	(1,091,417)	(130,788)	(2,047,179)
Institutional Shares
Shares sold	698,872	13,890,737	2,281,008	41,635,800
Reinvestment of distributions	21,563	411,859	85,135	1,504,345
Shares redeemed	(1,859,118)	(35,615,836)	(3,763,367)	(68,685,300)
	(1,138,683)	(21,313,240)	(1,397,224)	(25,545,155)
Service Shares
Shares sold	28,126	531,437	19,056	329,321
Reinvestment of distributions	—	—	635	10,704
Shares redeemed	(67,761)	(1,277,078)	(72,479)	(1,252,817)
	(39,635)	(745,641)	(52,788)	(912,792)
Class IR Shares
Shares sold	1,458	28,185	5,380	93,695
Reinvestment of distributions	34	629	742	12,580
Shares redeemed	(1,067)	(19,913)	(87,244)	(1,467,122)
	425	8,901	(81,122)	(1,360,847)
Class R Shares
Shares sold	99,074	1,891,674	184,584	3,189,346
Reinvestment of distributions	—	—	4,093	69,045
Shares redeemed	(89,427)	(1,693,217)	(183,729)	(3,182,790)
	9,647	198,457	4,948	75,601
NET INCREASE (DECREASE)	(1,440,795)	$(26,955,684)	(1,983,526)	$(35,317,471)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Growth Insights Fund

	For the Six Months Ended April 30, 2015 (Unaudited)		For the Fiscal Year Ended October 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	182,312	$5,818,211	131,364	$3,958,503
Reinvestment of distributions	64,673	1,922,740	82,953	2,433,841
Shares converted from Class B	58,348	1,833,293	18,168	550,991
Shares redeemed	(93,307)	(2,936,322)	(183,697)	(5,542,646)
	212,026	6,637,922	48,788	1,400,689
Class B Shares(a)
Shares sold	—	—	1,244	31,476
Reinvestment of distributions	—	—	11,441	280,650
Shares converted to Class A	(70,295)	(1,833,293)	(21,791)	(550,991)
Shares redeemed	(8,938)	(233,385)	(25,306)	(638,773)
	(79,233)	(2,066,678)	(34,412)	(877,638)
Class C Shares
Shares sold	31,207	827,204	40,961	1,044,852
Reinvestment of distributions	18,075	444,639	25,501	631,416
Shares redeemed	(35,614)	(927,893)	(71,573)	(1,809,961)
	13,668	343,950	(5,111)	(133,693)
Institutional Shares
Shares sold	311,257	11,153,072	525,893	17,910,042
Reinvestment of distributions	45,623	1,538,410	30,824	1,015,038
Shares redeemed	(68,445)	(2,411,187)	(107,067)	(3,604,391)
	288,435	10,280,295	449,650	15,320,689
Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
Class IR Shares
Shares sold	161,077	5,364,009	18,886	576,775
Reinvestment of distributions	2,432	73,355	1,716	50,902
Shares redeemed	(1,633)	(52,138)	(748)	(22,608)
	161,876	5,385,226	19,854	605,069
Class R Shares
Shares sold	20,216	635,032	23,971	709,212
Reinvestment of distributions	1,322	38,415	582	16,748
Shares redeemed	(4,691)	(147,578)	(3,626)	(108,220)
	16,847	525,869	20,927	617,740
NET INCREASE (DECREASE)	613,619	$21,106,584	499,696	$16,932,856

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Value Insights Fund

	For the Six Months Ended April 30, 2015 (Unaudited)		For the Fiscal Year Ended October 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	75,851	$2,998,161	118,394	$4,428,576
Reinvestment of distributions	48,801	1,870,547	13,561	495,786
Shares converted from Class B	154,046	6,012,436	30,786	1,161,766
Shares redeemed	(205,919)	(8,154,376)	(454,680)	(17,026,064)
	72,779	2,726,768	(291,939)	(10,939,936)
Class B Shares(a)
Shares sold	—	—	2,688	70,930
Reinvestment of distributions	—	—	286	7,273
Shares converted to Class A	(223,262)	(6,012,436)	(44,413)	(1,161,766)
Shares redeemed	(35,384)	(953,437)	(55,810)	(1,450,108)
	(258,646)	(6,965,873)	(97,249)	(2,533,671)
Class C Shares
Shares sold	12,288	375,999	30,558	896,826
Reinvestment of distributions	11,198	335,036	225	6,477
Shares redeemed	(52,255)	(1,608,990)	(94,576)	(2,784,381)
	(28,769)	(897,955)	(63,793)	(1,881,078)
Institutional Shares
Shares sold	64,729	3,204,200	131,158	6,116,030
Reinvestment of distributions	5,823	278,565	1,849	84,000
Shares redeemed	(30,678)	(1,503,926)	(76,260)	(3,543,942)
	39,874	1,978,839	56,747	2,656,088
Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
Class IR Shares
Shares sold	15,922	634,873	21,139	792,684
Reinvestment of distributions	989	37,770	281	10,225
Shares redeemed	(18,625)	(729,353)	(11,856)	(444,755)
	(1,714)	(56,710)	9,564	358,154
Class R Shares
Shares sold	8,007	321,324	10,745	407,844
Reinvestment of distributions	374	14,252	88	3,159
Shares redeemed	(13,398)	(530,180)	(12,678)	(468,929)
	(5,017)	(194,604)	(1,845)	(57,926)
NET INCREASE (DECREASE)	(181,493)	$(3,409,535)	(388,515)	$(12,398,369)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

April 31, 2015 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	U.S. Equity Insights Fund

	For the Six Months Ended April 30, 2015 (Unaudited)		For the Fiscal Year Ended October 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	310,225	$12,802,086	369,977	$13,778,014
Reinvestment of distributions	45,885	1,901,942	73,150	2,538,314
Shares converted from Class B	75,598	3,085,169	29,712	1,100,583
Shares redeemed	(467,088)	(19,338,621)	(1,052,986)	(39,313,513)
	(35,380)	(1,549,424)	(580,147)	(21,896,602)
Class B Shares(a)
Shares sold	—	18	10,205	359,336
Reinvestment of distributions	—	—	484	15,783
Shares converted to Class A	(80,912)	(3,085,169)	(31,659)	(1,100,583)
Shares redeemed	(61,227)	(2,334,674)	(59,056)	(2,052,126)
	(142,139)	(5,419,825)	(80,026)	(2,777,590)
Class C Shares
Shares sold	133,166	5,058,558	98,598	3,376,844
Reinvestment of distributions	834	31,814	4,233	135,286
Shares redeemed	(100,044)	(3,791,949)	(189,899)	(6,450,588)
	33,956	1,298,423	(87,068)	(2,938,458)
Institutional Shares
Shares sold	1,212,250	51,431,894	1,234,543	47,132,166
Reinvestment of distributions	34,827	1,478,040	25,607	909,325
Shares redeemed	(438,875)	(18,676,460)	(538,939)	(20,498,630)
	808,202	34,233,474	721,211	27,542,861
Service Shares
Shares sold	46,747	1,926,530	2,316	85,612
Reinvestment of distributions	85	3,524	121	4,185
Shares redeemed	(3,981)	(162,956)	(3,842)	(143,333)
	42,851	1,767,098	(1,405)	(53,536)
Class IR Shares
Shares sold	129,461	5,292,371	10,392	389,426
Reinvestment of distributions	259	10,626	212	7,281
Shares redeemed	(86,686)	(3,625,067)	(1,392)	(50,514)
	43,034	1,677,930	9,212	346,193
Class R Shares
Shares sold	694,625	28,931,806	7,152	273,341
Reinvestment of distributions	149	6,126	77	2,636
Shares redeemed	(57,503)	(2,387,802)	(5,809)	(212,188)
	637,271	26,550,130	1,420	63,789
NET INCREASE (DECREASE)	1,387,795	$58,557,806	(16,803)	$286,657

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period Ended April 30, 2015 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 through April 30, 2015.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Large Cap Growth Insights Fund				Large Cap Value Insights Fund				Small Cap Equity Insights Fund
Share Class	Beginning Account Value 11/1/14	Ending Account Value 4/30/15		Expenses Paid for the 6 months ended 4/30/15*	Beginning Account Value 11/1/14	Ending Account Value 4/30/15		Expenses Paid for the 6 months ended 4/30/15*	Beginning Account Value 11/1/14	Ending Account Value 4/30/15		Expenses Paid for the 6 months ended 4/30/15*
Class A
Actual	$1,000.00	$1,056.30		$4.89	$1,000.00	$1,022.00		$4.81	$1,000.00	$1,067.40		$6.46
Hypothetical 5% return	1,000.00	1,020.03	+	4.81	1,000.00	1,020.03	+	4.81	1,000.00	1,018.55	+	6.31
Class C
Actual	1,000.00	1,052.40		8.70	1,000.00	1,019.00		8.56	1,000.00	1,063.70		10.28
Hypothetical 5% return	1,000.00	1,016.32	+	8.55	1,000.00	1,016.32	+	8.55	1,000.00	1,014.83	+	10.04
Institutional
Actual	1,000.00	1,058.60		2.86	1,000.00	1,024.00		2.81	1,000.00	1,069.80		4.41
Hypothetical 5% return	1,000.00	1,022.02	+	2.81	1,000.00	1,022.02	+	2.81	1,000.00	1,020.53	+	4.31
Service
Actual	1,000.00	1,056.20		5.40	1,000.00	1,022.00		5.31	1,000.00	1,066.70		6.97
Hypothetical 5% return	1,000.00	1,019.54	+	5.31	1,000.00	1,019.54	+	5.31	1,000.00	1,018.05	+	6.80
Class IR
Actual	1,000.00	1,057.50		3.62	1,000.00	1,024.00		3.56	1,000.00	1,069.30		5.18
Hypothetical 5% return	1,000.00	1,021.27	+	3.56	1,000.00	1,021.27	+	3.56	1,000.00	1,019.79	+	5.06
Class R
Actual	1,000.00	1,055.40		6.17	1,000.00	1,021.00		6.06	1,000.00	1,066.70		7.74
Hypothetical 5% return	1,000.00	1,018.79	+	6.06	1,000.00	1,018.79	+	6.06	1,000.00	1,017.31	+	7.55

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period Ended April 30, 2015 (Unaudited) (continued)

	Small Cap Growth Insights Fund				Small Cap Value Insights Fund				U.S. Equity Insights Fund
Share Class	Beginning Account Value 11/1/14	Ending Account Value 4/30/15		Expenses Paid for the 6 months ended 4/30/15*	Beginning Account Value 11/1/14	Ending Account Value 4/30/15		Expenses Paid for the 6 months ended 4/30/15*	Beginning Account Value 11/1/14	Ending Account Value 4/30/15		Expenses Paid for the 6 months ended 4/30/15*
Class A
Actual	$1,000.00	$1,078.50		$6.54	$1,000.00	$1,036.80		$6.31	$1,000.00	$1,041.60		$4.86
Hypothetical 5% return	1,000.00	1,018.50	+	6.36	1,000.00	1,018.60	+	6.26	1,000.00	1,020.03	+	4.81
Class C
Actual	1,000.00	1,074.70		10.39	1,000.00	1,033.10		10.08	1,000.00	1,037.70		8.64
Hypothetical 5% return	1,000.00	1,014.78	+	10.09	1,000.00	1,014.88	+	9.99	1,000.00	1,016.32	+	8.55
Institutional
Actual	1,000.00	1,080.90		4.49	1,000.00	1,038.90		4.30	1,000.00	1,043.70		2.84
Hypothetical 5% return	1,000.00	1,020.48	+	4.36	1,000.00	1,020.58	+	4.26	1,000.00	1,022.02	+	2.81
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,041.00		5.36
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,019.54	+	5.31
Class IR
Actual	1,000.00	1,079.70		5.26	1,000.00	1,037.90		5.05	1,000.00	1,042.70		3.60
Hypothetical 5% return	1,000.00	1,019.74	+	5.11	1,000.00	1,019.84	+	5.01	1,000.00	1,021.27	+	3.56
Class R
Actual	1,000.00	1,077.20		7.83	1,000.00	1,035.40		7.57	1,000.00	1,040.10		6.12
Hypothetical 5% return	1,000.00	1,017.26	+	7.60	1,000.00	1,017.36	+	7.50	1,000.00	1,018.79	+	6.06

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R
Large Cap Growth Insights	0.96%	1.71%	0.56%	1.06%	0.71%	1.21%
Large Cap Value Insights	0.96	1.71	0.56	1.06	0.71	1.21
Small Cap Equity Insights	1.26	2.01	0.86	1.36	1.01	1.51
Small Cap Growth Insights	1.27	2.02	0.87	N/A	1.02	1.52
Small Cap Value Insights	1.25	2.00	0.85	N/A	1.00	1.50
U.S. Equity Insights	0.96	1.71	0.56	1.06	0.71	1.21

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of March 31, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[4]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite5

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Tactical Tilt Implementation Fund

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[5]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES

Ashok N. Bakhru, Chairman

Kathryn A. Cassidy

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

Gregory G. Weaver

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of April 30, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Diversification does not protect an investor from market risk and does not ensure a profit.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved.164861.MF.MED.TMPL /6/2015 DOMINSSAR-15 / 43.7K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2014	2013	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$4,291,739	$2,304,956	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$2,340	Other attest services.

Tax Fees:

• PwC	$794,850	$864,950	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2014	2013	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,486,420	$1,516,680	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2014 and October 31, 2013 were approximately $794,850 and $867,290 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2013 and December 31, 2012 were approximately $9.8 million and $10.0 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	July 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	July 8, 2015

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	July 8, 2015